                                                                     EXHIBIT 4.2

                           SIMON DEBARTOLO GROUP, L.P.


                                     ISSUER


                                       TO


                            THE CHASE MANHATTAN BANK


                                     TRUSTEE


                              --------------------


                          SIXTH SUPPLEMENTAL INDENTURE

                            DATED AS OF JUNE 22, 1998

                              --------------------


                         $375,000,000 6_% NOTES DUE 2003
                       $300,000,000 6-3/4% NOTES DUE 2005
                         $200,000,000 7_% NOTES DUE 2018
$200,000,000 7% MANDATORY PAR PUT REMARKETED SECURITIES_ ("MOPPRS_") DUE 2028


                            SUPPLEMENT TO INDENTURE,
                         DATED AS OF NOVEMBER 26, 1996,
                                     BETWEEN
                           SIMON DEBARTOLO GROUP, L.P.
                                       AND
                            THE CHASE MANHATTAN BANK,
                                   AS TRUSTEE

------------------
"MandatOry Par Put Remarketed Securities_" and "MOPPRS_" are service marks owned by Merrill Lynch & Co., Inc.

                  SIXTH SUPPLEMENTAL INDENTURE, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Issuer" or the "Operating Partnership"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.


                                    RECITALS

                  WHEREAS, the Issuer and Simon Property Group, L.P., a Delaware limited partnership acting as a guarantor (the "Guarantor"), executed and delivered an Indenture (the "Original Indenture"), dated as of November 26, 1996, to the Trustee providing for the issuance from time to time of debt securities evidencing unsecured and unsubordinated indebtedness of the Issuer; and

                  WHEREAS, on December 31, 1997 the Guarantor was merged into the Issuer as contemplated under the Indenture; and

                  WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof; and

                  WHEREAS, the Issuer intends by this Sixth Supplemental Indenture to create and provide for the following series of debt securities (the "Initial Notes"):

                           (i) Simon DeBartolo Group, L.P. 6_% Notes due 2003 (the "Initial 2003 Notes") in an aggregate principal amount of $375,000,000;

                           (ii) Simon DeBartolo Group, L.P. 6-3/4% Notes due 2005 (the "Initial 2005 Notes") in an aggregate principal amount of $300,000,000;

                           (iii) Simon DeBartolo Group, L.P. 7_% Notes due 2018 (the "Initial 2018 Notes") in an aggregate principal amount of $200,000,000; and

                           (iv) Simon DeBartolo Group, L.P. 7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028 (the "Initial MOPPRS_") in an aggregate principal amount of $200,000,000; and

------------------
"MandatOry Par Put Remarketed Securities_" & "MOPPRS_" are service marks owned by Merrill Lynch & Co., Inc.

                  WHEREAS, the Issuer further intends by this Sixth Supplemental Indenture to create and provide for, if and when issued in exchange for the Initial Notes pursuant to this Sixth Supplemental Indenture and the Registration Rights Agreement (defined below), the following additional series of debt securities (the "Exchange Notes"):

                           (i) Simon DeBartolo Group, L.P. 6_% Notes due 2003 (the "Exchange 2003 Notes," and together with the Initial 2003 Notes, the "2003 Notes"), in an aggregate principal amount of up to $375,000,000;

                           (ii) Simon DeBartolo Group, L.P. 6-3/4% Notes due 2005 (the "Exchange 2005 Notes", and together with the Initial 2005 Notes, the "2005 Notes"), in an aggregate principal amount of up to $300,000,000;

                           (iii) Simon DeBartolo Group, L.P. 7_% Notes due 2018 (the "Exchange 2018 Notes," and together with the Initial 2018 Notes, the "2018 Notes"), in an aggregate amount of up to $200,000,000; and

                           (iv) Simon DeBartolo Group, L.P. 7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028 (the "Exchange MOPPRS_, and together with the Initial MOPPRS_, the "MOPPRS_") in an aggregate amount of up to $200,000,000; and

                  WHEREAS, the Board of Directors of SD Property Group, Inc., the managing general partner of the Issuer, has approved the creation of the Notes (defined below) and the forms, terms and conditions thereof pursuant to Sections 301 and 1701 of the Original Indenture; and

                  WHEREAS, all actions required to be taken under the Original Indenture with respect to this Sixth Supplemental Indenture have been taken.

                  NOW, THEREFORE, IT IS AGREED:

                                   ARTICLE ONE

                   DEFINITIONS, CREATION, FORMS AND TERMS AND
                          CONDITIONS OF THE SECURITIES

                  II.11 DEFINITIONS. Capitalized terms used in this Sixth Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. Certain terms, used principally in Article Two of this Sixth Supplemental Indenture, are defined in that Article. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

                  "CEDEL" means Cedel Bank, societe anonyme, its successors and assigns.

                  "CLOSING DATE" means June 22, 1998.

                  "DTC" means The Depository Trust Company, its nominees and their successors and assigns.

                  "EUROCLEAR" means the Euroclear System, its successors and assigns.

                  "EXCHANGE CERTIFICATED NOTE" means a note in definitive, fully registered form, without coupons, substantially in the forms set forth on Exhibits E-1, E-2 or E-3 hereto.

                  "EXCHANGE OFFER" means the offer by the Operating Partnership to exchange all of the Initial Notes of a series for Exchange Notes of the same series.

                  "GLOBAL NOTE" means the Initial Global Notes and the Exchange Global Notes.

                  "INDENTURE" means the Original Indenture as supplemented by this Sixth Supplemental Indenture.

                  "INITIAL PURCHASERS" means Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co., Incorporated, Chase Securities Inc., J. P. Morgan Securities Inc., Lehman Brothers Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "MAKE-WHOLE AMOUNT" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made (through the Remarketing Date in the case of a Make-Whole Amount with respect to a redemption of MOPPRS_ prior to the Remarketing Date) determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or accelerated.

                  "NON-U.S. PERSON" means a Person that is not a U.S. Person as defined in Regulation S, and includes dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 904 of Regulation S.

                  "NOTES" means the Initial Notes and the Exchange Notes.

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated June 16, 1998 between the Operating Partnership and the Initial Purchasers.

                  "QIB" means a qualified institutional buyer, as defined in Rule 144A under the Securities Act.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated June 22, 1998, between the Operating Partnership and the Initial Purchasers.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "REINVESTMENT RATE" means the yield on treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption, and rounded to the nearest month) to Stated Maturity of the principal being redeemed (the "Treasury Yield"), plus .25%. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading "Week Ending" for "U.S. Government Securities -- Treasury Constant Maturities" with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds to such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities, rounding each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Issuer.

                  "REMARKETING AGREEMENT" means the Remarketing Agreement dated June 22, 1998 between the Operating Partnership and the Remarketing Dealer.

                  "REMARKETING DEALER" means Merrill Lynch, Pierce, Fenner & Smith Incorporated in its capacity as the remarketing dealer.

                  "RULE 144A" means Rule 144 under the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "STATISTICAL RELEASE" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

                  II.12 CREATION OF THE NOTES.

                  (a) INITIAL NOTES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the Initial 2003 Notes, the Initial 2005 Notes, the Initial 2018 Notes and the Initial MOPPRS_ as a separate series of its securities issued pursuant to the Indenture. The Initial 2003 Notes shall be issued in an aggregate principal amount of $375,000,000; the Initial 2005 Notes shall be issued in an aggregate principal amount of $300,000,000; the Initial 2018 Notes shall be issued in an aggregate principal amount of $200,000,000; and the Initial MOPPRS_ shall be issued in an aggregate principal amount of $200,000,000.

                  (b) EXCHANGE NOTES. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the Exchange 2003 Notes, the Exchange 2005 Notes, the Exchange 2018 Notes and the Exchange MOPPRS_ as a separate series of its securities issued pursuant to the Indenture. Each series of Exchange Notes is to be issued in exchange for the corresponding series of the Initial Notes as provided in this Sixth Supplemental Indenture and the Registration Rights Agreement. The Exchange 2003 Notes may be issued in an aggregate principal amount of up to $375,000,000 (but in no event in excess of the principal amount of the Initial 2003 Notes tendered in exchange therefor in an Exchange Offer); the Exchange 2005 Notes may be issued in an aggregate principal amount of up to $300,000,000 (but in no event in excess of the principal amount of the Initial 2005 Notes tendered in exchange therefor in an Exchange Offer); the Exchange 2018 Notes may be issued in an aggregate principal amount of up to $200,000,000 (but in no event in excess of the principal amount of the Initial 2018 Notes tendered in exchange therefor in an Exchange Offer); and the Exchange MOPPRS_ may be issued in an aggregate principal amount of up to $200,000,000 (but in no event in excess of the principal amount of the Initial MOPPRS_ tendered in exchange therefor in an Exchange Offer).

                  II.13 FORM OF THE NOTES.

                  (a) The Initial 2003 Notes shall be in the form of Exhibit A-1, B-1 or C-1 hereto, as applicable, and the Exchange 2003 Notes shall be in the form of Exhibit D-1 or E-1 hereto, as applicable. The Initial 2005 Notes shall be in the form of Exhibit A-2, B-2 or C-2 hereto, as applicable, and the Exchange 2005 Notes shall be in the form of Exhibit D-2 or E-2 hereto, as applicable. The Initial 2018 Notes shall be in the form of Exhibit A-3, B-3 or C-3 hereto, as applicable, and the Exchange 2018 Notes shall be in the form of Exhibit D-3 or E-3 hereto, as applicable. The Initial MOPPRS_ shall be in the form of Exhibit F hereto and the Exchange MOPPRS_ shall be in the form of Exhibit G hereto.

                  (b) Initial Notes of a series offered and sold to QIBs in reliance on Rule 144A as provided in the Purchase Agreement shall be issued in book-entry form and will be represented by a single, permanent global note in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1, A-2, A-3 or F hereto, as applicable, and shall bear the legends set forth in Section 5.01(a) and (b) (each such Note, an "Initial Restricted Global Note"). Upon issuance, each Initial Restricted Global Note shall be registered in the name of "Cede & Co.", as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC. Initial 2003 Notes, Initial 2005 Notes and Initial 2018 Notes sold to Non-U.S. Persons in reliance on Regulation S as provided in the Purchase Agreement shall be issued in book-entry form and will be represented by a single, permanent global note in definitive, fully registered certificated form, without coupons, substantially in the form set forth in Exhibit B-1, B-2 or B-3 hereto, as applicable, and shall bear the legends set forth in Section 5.01(a) and (b) (each such Note, a "Initial Regulation S Global Note," and together with the Initial Restricted Global Notes", the "Initial Global Notes"). Upon issuance, the Initial Regulation S Global Note shall be registered in the name of "Cede & Co.," as nominee for DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC for the accounts of Euroclear or CEDEL. Interests in the Initial Regulation S Global Note may only be held through Euroclear or CEDEL. Initial 2003 Notes, Initial 2005 Notes and Initial 2018 Notes offered and sold to Institutional Accredited Investors as provided in the Purchase Agreement shall be issued in definitive, fully registered certificated form, without coupons, substantially in the forms set forth in Exhibit C-1, C-2 or C-3 hereto, as applicable, and shall bear the legends set forth in Section 5.01(a) hereof (the "Initial Certificated Notes"). Upon issuance, any such Initial Certificated Note shall be duly executed by the Operating Partnership and authenticated by the Trustee. Upon the registration of transfer of any Initial Certificated Note to a QIB or Non-U.S. Person, such Initial Certificated Note shall be exchanged for a beneficial interest in the applicable Initial Global Note. Except as provided in Section 4.01(b), interests in an Initial Global Note may not be exchanged for Initial Certificated Notes and the Operating Partnership waives any discretionary right it may otherwise have under Section 305 of the Original Indenture to cause the Notes to be issued in certificated form. Until such time as the Initial MOPPRS_ have been exchanged for Exchange MOPPRS_ or registered under the Securities Act, the Initial MOPPRS_ may be offered and sold only to QIBs.

                  (c) In the event all or a portion of the Initial Notes of any series are tendered in an Exchange Offer, such Notes or the portions thereof being exchanged shall be exchanged for a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form set forth, in the case of the 2003 Notes, Exhibit D-1 hereto, in the case of the 2005 Notes, Exhibit D-2 hereto, in the case of the 2018 Notes, Exhibit D-3 hereto and, in the case of the MOPPRS_, Exhibit G hereto (the "Exchange Global Notes") and shall bear the legends set forth in Section 5.01(c) hereof. Upon issuance, each Exchange Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC. Except as provided in Section 4.01(b), Exchange Certificated Notes shall not be issued and the Operating Partnership waives any discretionary right it may otherwise have under Section 305 of the Original Indenture to cause the Notes to be issued in certificated form.

                  II.14 TERMS AND CONDITIONS OF THE 2003 NOTES. The 2003 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Sixth Supplemental Indenture, and in particular, the following provisions shall be terms of the 2003 Notes:

                  (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Initial 2003 Notes and the Exchange 2003 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2003 Notes and the Exchange 2003 Notes shall be as specified in Section 1.02 of this Sixth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

                  (b) STATED MATURITY. The 2003 Notes shall mature, and the unpaid principal thereon shall be payable, on June 15, 2003, subject to the provisions of the Original Indenture.

                  (c) INTEREST. The rate per annum at which interest shall be payable on the 2003 Notes shall be 6_%. Interest on the 2003 Notes shall be payable semi-annually in arrears on each June 15 and December 15, commencing December 15, 1998 (each a "2003 Interest Payment Date"), and on the Stated Maturity as specified in Section 1.04(b) of this Sixth Supplemental Indenture, to the Persons (the "2003 Holders") in whose names the applicable 2003 Notes are registered in the Security Register applicable to the 2003 Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "2003 Regular Record Date"). Interest on the 2003 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2003 Notes shall accrue from June 22, 1998.

                  If an Initial 2003 Note is exchanged in an Exchange Offer prior to the 2003 Regular Record Date for the first 2003 Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such Note, up to but not including the date of issuance of the

         Exchange 2003 Note(s) issued in exchange for such Initial 2003 Note, shall be paid on the first 2003 Interest Payment Date for such Exchange 2003 Note(s) to the Holder or Holders of such Exchange 2003 Note(s) on the first 2003 Regular Record Date with respect to such Exchange 2003 Note(s). If such Initial 2003 Note is exchanged in an Exchange Offer subsequent to the 2003 Regular Record Date for the first 2003 Interest Payment Date following such exchange but on or prior to such 2003 Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial 2003 Note and any accrued and unpaid interest on the Exchange 2003 Note(s) issued in exchange for such Initial 2003 Note, through the day before such 2003 Interest Payment Date, shall be paid on such 2003 Interest Payment Date to the Holder of such Initial 2003 Note on such 2003 Regular Record Date.

                  (d) REGISTRATION RIGHTS. The Holders of the Initial 2003 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article Three hereof.

                  (e) SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as provided in Article Three hereof.

                  (f) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the 2003 Notes and the 2003 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2003 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a Redemption Price equal to the sum of (i) the principal amount of the 2003 Notes being redeemed plus accrued interest thereon to the Redemption Date and
         (ii) the Make-Whole Amount, if any, with respect to such 2003 Notes (the "2003 Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

                  If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2003 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2003 Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the 2003 Notes from and after the Redemption Date will be to receive payment of the 2003 Redemption Price upon surrender of such 2003 Notes in accordance with such notice.

                  (g) REGISTRATION AND FORM. The 2003 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Sixth Supplemental Indenture. Initial 2003 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Exchange 2003 Notes shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. All payments of principal and interest in respect of the 2003 Notes will be made by the Issuer in immediately available funds.

                  (h) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Sixth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2003 Notes.

                  (i) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the 2003 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2003 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

                  (j) OTHER TERMS AND CONDITIONS. The 2003 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A-1, B-1, C-1, D-1 and E-1 hereto.

                  II.15 TERMS AND CONDITIONS OF THE 2005 NOTES. The 2005 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Sixth Supplemental Indenture, and in particular, the following provisions shall be terms of the 2005 Notes:

                  (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Initial 2005 Notes and the Exchange 2005 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2005 Notes and the Exchange 2005 Notes shall be as specified in Section 1.02 of this Sixth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

                  (b) STATED MATURITY. The 2005 Notes shall mature, and the unpaid principal thereon shall be payable, on June 15, 2005, subject to the provisions of the Original Indenture.

                  (c) INTEREST. The rate per annum at which interest shall be payable on the 2005 Notes shall be 6-3/4%. Interest on the 2005 Notes shall be payable semi-annually in arrears on each June 15 and December 15, commencing December 15, 1998 (each a "2005 Interest Payment Date"), and on the Stated Maturity as specified in Section 1.05(b) of this Sixth Supplemental Indenture, to the Persons (the "2005 Holders") in whose names the applicable 2005 Notes are registered in the Security Register applicable to the 2005 Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "2005 Regular Record Date"). Interest on the 2005 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2005 Notes shall accrue from June 22, 1998.

                  If an Initial 2005 Note is exchanged in an Exchange Offer prior to the 2005 Regular Record Date for the first 2005 Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such Note, up to but not including the date of issuance of the Exchange 2005 Note(s) issued in exchange for such Initial 2005 Note, shall be paid on the first 2005 Interest Payment Date for such Exchange 2005 Note(s) to the Holder or Holders of such Exchange 2005 Note(s) on the first 2005 Regular Record Date with respect to such Exchange 2005 Note(s). If such Initial 2005 Note is exchanged in an Exchange Offer subsequent to the 2005 Regular Record Date for the first 2005 Interest Payment Date following such exchange but on or prior to such 2005 Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial 2005 Note and any accrued and unpaid interest on the Exchange 2005 Note(s) issued in exchange for such Initial 2005 Note, through the day before such 2005 Interest Payment Date, shall be paid on such 2005 Interest Payment Date to the Holder of such Initial 2005 Note on such 2005 Regular Record Date.

                  (d) REGISTRATION RIGHTS. The Holders of the Initial 2005 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article Three hereof.

                  (e) SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the Notes as provided in Article Three hereof.

                  (f) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the 2005 Notes and the 2005 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2005 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a Redemption Price equal to the sum of (i) the principal amount of the 2005 Notes being redeemed plus accrued interest thereon to the Redemption Date and
         (ii) the Make-Whole Amount, if any, with respect to such 2005 Notes (the "2005 Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

                  If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2005 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2005 Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the 2005 Notes from and after the Redemption Date will be to receive payment of the 2005 Redemption Price upon surrender of such 2005 Notes in accordance with such notice.

                  (g) REGISTRATION AND FORM. The 2005 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Sixth Supplemental Indenture. Initial 2005 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Exchange 2005 Notes shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. All payments of principal and interest in respect of the 2005 Notes will be made by the Issuer in immediately available funds.

                  (h) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Sixth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2005 Notes.

                  (i) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the 2005 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2005 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

                  (j) OTHER TERMS AND CONDITIONS. The 2005 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A-2, B-2, C-2, D-2 and E-2 hereto.

                  II.16 TERMS AND CONDITIONS OF THE 2018 NOTES. The 2018 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Sixth Supplemental Indenture, and in particular, the following provisions shall be terms of the 2018 Notes:

                  (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Initial 2018 Notes and the Exchange 2018 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2018 Notes and the Exchange 2018 Notes shall be as specified in Section 1.02 of this Sixth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

                  (b) STATED MATURITY. The 2018 Notes shall mature, and the unpaid principal thereon shall be payable, on June 15, 2018, subject to the provisions of the Original Indenture.

                  (c) INTEREST. The rate per annum at which interest shall be payable on the 2018 Notes shall be 7_%. Interest on the 2018 Notes shall be payable semi-annually in arrears on each June 15 and December 15, commencing December 15, 1998 (each a "2018 Interest Payment Date"), and on the Stated Maturity as specified in Section 1.05(b) of this Sixth Supplemental Indenture, to the Persons (the "2018 Holders") in whose names the applicable 2018 Notes are registered in the Security Register applicable to the 2018 Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "2018 Regular Record Date"). Interest on the 2018 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the 2018 Notes shall accrue from June 22, 1998.

                  If an Initial 2018 Note is exchanged in an Exchange Offer prior to the 2018 Regular Record Date for the first 2018 Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such Note, up to but not including the date of issuance of the Exchange 2018 Note(s) issued in exchange for such Initial 2018 Note, shall be paid on the first 2018 Interest Payment Date for such Exchange 2018 Note(s) to the Holder or Holders of such Exchange 2018 Note(s) on the first 2018 Regular Record Date with respect to such Exchange 2018 Note(s). If such Initial 2018 Note is exchanged in an Exchange Offer subsequent to the 2018 Regular Record Date for the first 2018 Interest Payment Date following such exchange but on or prior to such 2018 Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial 2018 Note and any accrued and unpaid interest on the Exchange 2018 Note(s) issued in exchange for such Initial 2018 Note, through the day before such 2018 Interest Payment Date, shall be paid on such 2018 Interest Payment Date to the Holder of such Initial 2018 Note on such 2018 Regular Record Date.

                  (d) REGISTRATION RIGHTS. The Holders of the Initial 2018 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article Three hereof.

                  (e) SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the Notes as provided in Article Three hereof.

                  (f) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the 2018 Notes and the 2018 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The 2018 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a Redemption Price equal to the sum of (i) the principal amount of the 2018 Notes being redeemed plus accrued interest thereon to the Redemption Date and
         (ii) the Make-Whole Amount, if any, with respect to such 2018 Notes (the "2018 Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

                  If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2018 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2018 Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the 2018 Notes from and after the Redemption Date will be to receive payment of the 2018 Redemption Price upon surrender of such 2018 Notes in accordance with such notice.

                  (g) REGISTRATION AND FORM. The 2018 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Sixth Supplemental Indenture. Initial 2018 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Exchange 2018 Notes shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. All payments of principal and interest in respect of the 2018 Notes will be made by the Issuer in immediately available funds.

                  (h) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Sixth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable of the 2018 Notes.

                  (i) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the 2018 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2018 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

                  (j) OTHER TERMS AND CONDITIONS. The 2018 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A-3, B-3, C-3, D-3 and E-3 hereto.

                  II.17 TERMS AND CONDITIONS OF THE MOPPRS_. The MOPPRS_ shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Sixth Supplemental Indenture, and in particular, the following provisions shall be terms of the MOPPRS_:

                  (a) TITLE AND AGGREGATE PRINCIPAL AMOUNT. The title of the Initial MOPPRS_ and the Exchange MOPPRS_ shall be as specified in the Recitals; and the aggregate principal amount of the Initial MOPPRS_ and the Exchange MOPPRS_ shall be as specified in Section 1.02 of this Sixth Supplemental Indenture, except as permitted by Sections 304, 305 and 306 of the Original Indenture.

                  (b) STATED MATURITY. The MOPPRS_ shall mature, and the unpaid principal thereon shall be payable, on June 15, 2028. The MOPPRS_ are subject to mandatory tender on June 16, 2008 (the "Remarketing Date"). If the Remarketing Dealer has elected to remarket the MOPPRS_ as provided in the Remarketing Agreement, the MOPPRS_ will be subject to mandatory tender to the Remarketing Dealer at 100% of the principal amount thereof for remarketing on the Remarketing Date, except in the circumstances provided in the Remarketing Agreement. If the Remarketing Dealer for any reason does not purchase all tendered MOPPRS_ on the Remarketing Date or elects not to market the MOPPRS_, or in certain other limited circumstances described in the Remarketing Agreement, the Issuer shall be required to redeem the MOPPRS_ on the Remarketing Date from the Holders thereof at 100% of the principal amount thereof plus accrued interest.

                  (c) INTEREST. The MOPPRS_ will bear interest at rate per annum equal to 7% until June 16, 2008. If the Remarketing Dealer elects to remarket the MOPPRS_, except in the limited circumstances described in the Remarketing Agreement, on and after the Remarketing Date, the MOPPRS_ will bear interest at the rate determined by the Remarketing Dealer in accordance with the procedures set forth in the Remarketing Agreement and described in the form of the MOPPRS_ attached as Exhibits F and G hereto. Interest on the MOPPRS_ shall be payable semi-annually in arrears on each June 15 and December 15, commencing December 15, 1998 (each a "MOPPRS_ Interest Payment Date"), and on the Stated Maturity as specified in Section 1.05(b) of this Sixth Supplemental Indenture, to the Persons (the "MOPPRS_ Holders") in whose names the applicable MOPPRS_ are registered in the Security Register applicable to the MOPPRS_ at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "MOPPRS_ Regular Record Date"); provided, however, that with respect to the payment of interest on the MOPPRS_ due in June 2008, the MOPPRS_ Interest Payment Date shall be June 16, 2008. Interest on the MOPPRS_ will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the MOPPRS_ will accrue from June 22, 1998.

                  If an Initial MOPPRS_ exchanged in an Exchange Offer prior to the MOPPRS_ Regular Record Date for the first MOPPRS_ Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such MOPPRS_, up to but not including the date of issuance of the Exchange MOPPRS_ issued in exchange for such Initial MOPPRS_, shall be paid on the first MOPPRS_ Payment Date for such Exchange MOPPRS_ to the Holder or Holders of such Exchange MOPPRS_ or Exchange first MOPPRS_ Regular Record Date with respect to such Exchange MOPPRS_. If such Initial MOPPRS_ is exchanged in an Exchange Offer subsequent to the MOPPRS_ Regular Record Date for the first MOPPRS_ Interest Payment Date following such exchange but on or prior to such MOPPRS_ Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial MOPPRS_ and any accrued and unpaid interest on the Exchange MOPPRS_ issued in exchange for such Initial MOPPRS_, through the day before such MOPPRS_ Interest Payment Date, shall be paid on such MOPPRS_ Interest Payment Date to the Holder of such Initial MOPPRS_ on such MOPPRS_ Regular Record Date.

                  (d) REGISTRATION RIGHTS. The Holders of the Initial MOPPRS_ shall be entitled to the benefits of the Registration Rights Agreement, as described in Article Three hereof.

                  (e) SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the MOPPRS_ as provided in Article Three hereof.

                  (f) SINKING FUND, REDEMPTION OR REPAYMENT. No sinking fund shall be provided for the MOPPRS_s and the MOPPRS_ shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The MOPPRS_ are subject to redemption as set forth in (b) above and as further described in the form of MOPPRS_ attached as Exhibits F and G hereto.

                  If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any MOPPRS_ called for redemption shall have been made available on the Redemption Date referred to in such notice, such MOPPRS_ will cease to bear interest on the Redemption Date and the only right of the Holders of the MOPPRS_ from and after the Redemption Date will be to receive payment of the MOPPRS_ Redemption Price upon surrender of such MOPPRS_ in accordance with such notice.

                  (g) REGISTRATION AND FORM. The MOPPRS_ shall be issuable as Registered Securities as provided in Section 1.03 of the Sixth Supplemental Indenture. The Initial MOPPRS_ shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Exchange MOPPRS_ shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  (h) DEFEASANCE AND COVENANT DEFEASANCE. The provisions for defeasance in Section 1402 of the Original Indenture, shall not be applicable to the MOPPRS_ prior to the Remarketing Date, except to the extent provided in the Remarketing Agreement and in the form of MOPPRS_ attached as Exhibits F and G hereto. The provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Sixth Supplemental Indenture) in Section 1403 of the Original Indenture shall be applicable to the MOPPRS_.

                  (i) MAKE-WHOLE AMOUNT PAYABLE UPON ACCELERATION. Upon any acceleration of the Stated Maturity of the MOPPRS_ in accordance with
         Section 502 of the Original Indenture, the Make-Whole Amount on the MOPPRS_ shall become immediately due and payable, subject to the terms and conditions of the Indenture.

                  (j) OTHER TERMS AND CONDITIONS. The MOPPRS_ shall have such other terms and conditions as provided in the forms thereof attached as Exhibits F and G hereto.


                                   ARTICLE TWO

                    COVENANTS FOR BENEFIT OF HOLDERS OF NOTES

                  II.18 COVENANTS FOR BENEFIT OF HOLDERS OF NOTES. The Operating Partnership covenants and agrees, for the benefit of the Holders of the Notes, as follows:

         (a) LIMITATIONS ON INCURRENCE OF DEBT. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than intercompany debt (representing Debt to which the only parties are the Company (as defined below), the Operating

Partnership and any of their Subsidiaries (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary) that is subordinate in right of payment to the Notes), if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt would be greater than 60% of the sum of (i) the Operating Partnership's Adjusted Total Assets (as defined below) as of the end of the fiscal quarter prior to the incurrence of such additional Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Debt.

          (b) LIMITATION ON INCURRENCE OF SECURED DEBT: The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary ("Secured Debt"), whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 55% of the sum of (i) the Operating Partnership's Adjusted Total Assets as of the end of the fiscal quarter prior to the incurrence of such additional Secured Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Secured Debt.

          (c) RATIOS OF ANNUALIZED EBITDA AFTER MINORITY EXPENSE TO INTEREST EXPENSE. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Annualized EBITDA After Minority Interest to Interest Expense (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.75 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that
(i) such Debt and any other Debt incurred since the first day of such four-quarter period had been incurred, and the proceeds therefrom had been applied (to whatever purposes such proceeds had been applied as of the date of calculation of such ratio), at the beginning of such period, (ii) any other Debt that has been repaid or retired since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (iii) any income earned as a result of any assets having been placed in service since the end of such four-quarter period had been earned, on an annualized basis, during such period, and (iv) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

          (d) Maintenance of Unencumbered Assets. The Operating Partnership is required to maintain Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt (as defined below) of the Operating Partnership.

                  II.19 DEFINITIONS. As used herein:

                  "Adjusted Total Assets" as of any date means the sum of (i) the amount determined by multiplying the sum of the shares of common stock of the Company (as defined below) issued in the initial public offering of the Company (the "IPO") and the units of the Operating Partnership not held by SDG outstanding on the date of the IPO, by $22.25 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the Company on the date of the IPO, less any portion applicable to minority interests, (iii) the Operating Partnership's allocable share, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures on the date of the IPO, (iv) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of the purchase price or cost of any real estate assets acquired or developed after the IPO by any unconsolidated joint venture, (v) the value of the Merger compiled as the sum of (a) the purchase price including all related closing costs and (b) the value of all outstanding indebtedness less any portion attributable to minority interests, including the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures at the Merger date, and (vi) working capital of the Operating Partnership; subject, however, to reduction by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary, less any portion applicable to minority interests, and by the Operating Partnership's allocable portion, based on its ownership interest, of the proceeds of any real estate assets disposed of after the IPO by unconsolidated joint ventures.

                  "Annualized EBITDA" means earnings before interest, taxes, depreciation and amortization for all properties with other adjustments as are necessary to exclude the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any income earned as a result of any assets having been placed in service since the end of such period had been earned, on an annualized basis, during such period, and (ii) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such period, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition.

                  "Annualized EBITDA After Minority Interest" means Annualized EBITDA after distributions to third party joint venture partners.

                  "Company" means Simon DeBartolo Group, Inc., a Maryland corporation and a general partner of the Operating Partnership.

                  "Debt" means any indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of indebtedness of unconsolidated joint ventures, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles ("GAAP"), (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles, (iii) reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable and (iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease or any lease of property by an unconsolidated joint venture as lessee which is reflected in such joint venture's balance sheet as a capitalized lease, in each case, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership's or Subsidiary's allocable portion of such obligation based on its ownership interest in the related real estate assets).

                  For purposes of the provisions of Section 2.01 regarding the limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Operating Partnership, its Subsidiaries and by any unconsolidated joint venture, whenever the Operating Partnership, any Subsidiary, or any unconsolidated joint venture, as the case may be, shall create, assume, guarantee or otherwise become liable in respect thereof.

                  "Fixed Charges and Preferred Unit Distributions" consist of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs, including the Operating Partnership's pro rata share based on its ownership interest of joint venture interest costs, whether expensed or capitalized, and the interest components of rental expense and amortization of debt issuance costs, plus any distributions on outstanding preferred units.

                  "Interest Expense" includes the Operating Partnership's pro rata share of joint venture interest expense and is reduced by amortization of debt issuance costs.

                  "Unencumbered Annualized EBITDA After Minority Interest" means Annualized EBITDA After Minority Interest less any portion thereof attributable to assets serving as collateral for Secured Debt (as defined above).

                  "Unencumbered Assets" as of any date shall be equal to Adjusted Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

                  "Unsecured Debt" means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.


                                  ARTICLE THREE

                               REGISTRATION RIGHTS

                  II.110 REGISTRATION RIGHTS AGREEMENT.

                  (a) The Operating Partnership will enter into the Registration Rights Agreement with the Initial Purchasers for the benefit of the Holders of the Notes wherein the Operating Partnership will agree, for the benefit of the Holders of the Notes, to use its reasonable best efforts (i) to file with the Commission within 90 calendar days after the date on which the Operating Partnership delivers the Notes to the Initial Purchasers (the "Closing Date") a registration statement (the "Exchange Offer Registration Statement") with respect to the Exchange Notes and (ii) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 135 calendar days after the Closing Date. Promptly after the Exchange Offer Registration Statement has been declared effective, the Operating Partnership will offer to Holders the opportunity to exchange all their Notes of a series for Exchange Notes of the same series pursuant to the Exchange Offer. The Operating Partnership will keep the Exchange Offer open for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders of the Notes but will, in any event, use its reasonable best efforts to cause the Exchange Offer to be consummated within 180 days of the Closing Date. For each Note validly tendered to the Operating Partnership pursuant to the Exchange Offer, the Holder of such Note will receive an Exchange Note of the same series having a principal amount equal to the principal amount of the tendered Note.

                  (b) Each Holder of the Notes (other than certain specified Holders) wishing to exchange the Notes for Exchange Notes in the Exchange Offer will be required to represent that (i) it is not an Affiliate of the Operating Partnership, (ii) the Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes.

                  (c) The Registration Rights Agreement also will provide that if, (i) because of any change in law or in currently prevailing interpretations of the Staff, the Operating Partnership is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days of the Closing Date, or (iii) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Operating Partnership within the meaning of the Securities Act or as a broker-dealer), then in each case, the Operating Partnership will (x) promptly deliver to the Holders written notice thereof and (y) at the Operating Partnership's sole expense (a) as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to the Registration Rights Agreement), file a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement"), (b) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act and (c) use its reasonable best efforts to keep effective the Shelf Registration Statement until the earlier of two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) after the Closing Date or such time as all of the applicable Notes have been sold thereunder. The Operating Partnership will, if a Shelf Registration Statement is filed, provide to each Holder of the Notes copies of the prospectus that is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement for the Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Notes. A Holder that sells Notes pursuant to the Shelf Registration Statement will be required to be named as a selling security Holder in the related prospectus, to provide information related thereto and to deliver such prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a Holder (including certain indemnification rights and obligations).

                  II.111 SPECIAL INTEREST PREMIUM. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a Special Interest Premium shall become payable in respect of the Notes as follows:

                  (a) If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (A) such 90-day period in the case of clause (i) above, (B) such 135-day period in the case of clause (ii) above and (C) such 180-day period in the case of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request Holders of Notes to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, the Notes owned by Holders who do not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause
         (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on each series of Notes from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein for such series of Notes.

                  (b) If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is useable,
         (ii) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) or (iii) the date as of which all of the Notes are sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

                  II.112 LEGEND. Each Note will contain a legend to the effect that the Holder thereof, by its acceptance thereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement. Such legend shall be in the form set forth in Article 5.01(a) hereof.

                                  ARTICLE FOUR

                              TRANSFER AND EXCHANGE

                  II.113 TRANSFER AND EXCHANGE.

                  (a) By its acceptance of any Initial Note represented by a certificate bearing the legend set forth in Section 5.01(a) hereof (the "Private Placement Legend"), each Holder of, and beneficial bearer of an interest in, such Initial Note acknowledges the restrictions on transfer of such Initial Note and agrees that it will transfer such Initial Note only in accordance with such restrictions. Each purchaser (other than the Initial Purchasers) of the Notes and each Person to whom the Notes are transferred shall, prior to the Resale Restriction Termination Date (as defined in the Private Placement Legend), be deemed to have acknowledged, represented and agreed to the matters and restrictions on transfer described under the heading "Notice to Investors" in the Offering Memorandum of the Operating Partnership, dated June 16, 1998, relating to the Initial Notes, a copy of which is attached as Exhibit H hereto. Upon the registration of transfer, exchange or replacement of an Initial Note not bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of an Initial Note bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes bearing the Private Placement Legend, unless such legend may be removed from such Note as provided in this Section 4.01(a). If the Private Placement Legend has been removed from an Initial Note, as provided herein, no other Initial Note issued in exchange for all or any part of such Initial Note shall bear such legend, unless the Operating Partnership has reasonable cause to believe that such other Initial Note represents a "restricted security" within the meaning of Rule 144 under the Securities Act and instructs the Trustee in writing to cause a legend to appear thereon. Each Initial Note shall bear the Private Placement Legend unless and until:

                  (i) a transfer of such Initial Note is made pursuant to an effective Shelf Registration Statement, in which case the Private Placement Legend shall be removed from such Initial Note so transferred at the request of the Holder; or

                  (ii) there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may reasonably be requested by the Operating Partnership confirming that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Initial Note will not violate the registration and prospectus delivery requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by the Operating Partnership with respect to) the sufficiency of any such evidence; and upon written direction of the Operating Partnership, the Trustee shall authenticate and deliver in exchange for such Initial Note, an Initial Note or Initial Notes representing the same aggregate principal amount of the Initial Note being exchanged) without such legend.

          (b) The Initial Global Notes or Exchange Global Note, as the case may be, shall be exchanged by the Company for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable, if (a) DTC (i) has notified the Operating Partnership that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and
(ii) a successor to DTC registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Operating Partnership within 90 calendar days or (b) DTC is at any time unwilling or unable to continue as depositary and a successor to DTC is not able to be appointed by the Operating Partnership within 90 calendar days. If an Event of Default occurs and is continuing, the Company shall, at the request of the Trustee or the Holder thereof, exchange all or part of the Initial Global Note or Exchange Global Note, as the case may be, for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable. Whenever a Global Note is exchanged for one or more Initial Certificated Notes or Exchange Certificated Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee and cancelled by the Trustee. All Initial Certificated Notes or Exchange Certificated Notes issued in exchange for a Global Note or a portion thereof shall be registered in such names, and delivered, as DTC shall instruct the Trustee. Any Initial Certificated Notes issued pursuant to this Section 4.1(b) shall include the Private Placement Legend, except as set forth in Section 4.1(a) hereof.

          (c) Any Initial Notes that are presented to the Trustee for exchange pursuant to an Exchange Offer shall be exchanged for Exchange Notes of equal principal amount upon surrender to the Trustee in accordance with the terms of the Exchange Offer. Whenever any Initial Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to the surrendering Holder thereof, Exchange Notes in the same aggregate principal amount as the Initial Notes so surrendered.

          (d) Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Note shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees. Interests of beneficial owners in a Global Note shall be transferred in accordance with the rules and procedures of DTC (or its successors).


                                  ARTICLE FIVE

                                     LEGENDS

                  II.114 LEGENDS. The following legends shall appear on each Initial Note and each Exchange Note.

                  (a) Except as provided in Section 4.01(a) hereof, each Initial Note shall bear the following legends on the face thereof:

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN

         INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

                  (b) In addition to the legends set forth in Section 4.01(a), each Initial Global Note shall also bear the following legends on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                  (c) Each Exchange Global Note shall bear the following legends on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


                                   ARTICLE SIX

                                     TRUSTEE

                  II.115 CORPORATE TRUST OFFICE. The Trustee is appointed as the principal paying agent, transfer agent and registrar for the Notes and for the purposes of Section 1002 of the Indenture. The Notes may be presented for payment at the Corporate Trust Office of the Trustee or at any other agency as may be appointed from time to time by the Operating Partnership in The City of New York.

                  II.116 RECITALS. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture or the due execution thereof by the Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer and the Trustee assumes no responsibility for the correctness thereof.


                                  ARTICLE SEVEN

                            MISCELLANEOUS PROVISIONS

                  II.117 RATIFICATION OF ORIGINAL INDENTURE. This Sixth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                  II.118 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  II.119 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Sixth Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  II.120 SEPARABILITY CLAUSE. In case any one or more of the provisions contained in this Sixth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  II.121 GOVERNING LAW. This Sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Sixth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Sixth Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

                  II.122 COUNTERPARTS. This Sixth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.


                                        SIMON DEBARTOLO GROUP, L.P.

                                        By: SD Property Group, Inc.,
                                                 its managing general partner

                                                 By:____________________________
                                                      Name:
                                                      Title:

Attest:

__________________________
Name:
Title:



                                        THE CHASE MANHATTAN BANK
                                         as Trustee

                                                 By:____________________________
                                                      Name:
                                                      Title:
Attest:

__________________________
Name:
Title:

                                                                     EXHIBIT A-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO.  [         ]                                                PRINCIPAL AMOUNT

CUSIP NO.                                                             $_________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% Note due 2003

                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $____________ Dollars on June 15, 2003 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment

Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-5/8% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

                  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

                  If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause
(ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

                  If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                           SIMON DEBARTOLO GROUP, L.P.
                                                    as Issuer

                                           By:  SD PROPERTY GROUP, INC.
                                                    as Managing General Partner

                                           By:  ______________________________
                                                    Name:
test:                                      Title:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                        THE CHASE MANHATTAN BANK
                                               as Trustee


                                        By:  ______________________________
                                               Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% NOTE DUE 2003


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-5/8% Notes due 2003, limited in aggregate principal amount to $375,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian ________________
                        (Cust)                 (minor)
                        under Uniform Gifts to Minors Act
                        _____________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                  ___________________________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)


________________________________ this Note and all
rights thereunder hereby irrevocably constituting and appointing


________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_______________________________                    _______________________

                                                     ___________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                                                                     EXHIBIT A-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO. [           ]                                               PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% Note due 2005

                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2005 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment

Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-3/4% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

                  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

                  If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause
(ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

                  If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                        SIMON DEBARTOLO GROUP, L.P.
                                                 as Issuer

                                        By:  SD PROPERTY GROUP, INC.
                                                 as Managing General Partner

                                        By:  ______________________________
                                                 Name:
Attest:                                 Title:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                        THE CHASE MANHATTAN BANK
                                                 as Trustee


                                        By:  ______________________________
                                                 Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% NOTE DUE 2005


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-3/4% Notes due 2005, limited in aggregate principal amount to $300,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian _______________
                        (Cust)                  (minor)
                        under Uniform Gifts to Minors Act
                        ____________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                    ________________________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________

________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)


_____________________________________ this Note and all
rights thereunder hereby irrevocably constituting and appointing


______________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:______________________                             _______________________

                                                     ___________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                                                                     EXHIBIT A-3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO. [          ]                                                PRINCIPAL AMOUNT

CUSIP NO.                                                        $______________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% Note due 2018

                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2018 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment

Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 7-3/8% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

                  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

                  If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause
(ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

                  If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                        SIMON DEBARTOLO GROUP, L.P.
                                                 as Issuer

                                        By:  SD PROPERTY GROUP, INC.
                                                 as Managing General Partner

                                        By:  ______________________________
                                                 Name:
Attest:                                 Title:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                        THE CHASE MANHATTAN BANK
                                               as Trustee


                                        By:  ______________________________
                                               Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% NOTE DUE 2018


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 7-3/8% Notes due 2018, limited in aggregate principal amount to $200,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - _____________Custodian______________
                        (Cust)                (minor)
                     under Uniform Gifts to Minors Act
                     _______________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                          ____________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

_______________________________________________________________this Note and all rights thereunder hereby irrevocably constituting and appointing

__________________________________________________Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:______________                                     _______________________

                                                     ___________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                                                                     EXHIBIT B-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a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
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO. [   ]                                                       PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% Note due 2003

                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2003 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment

Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-5/8% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

                  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

                  If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause
(ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

                  If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                           SIMON DEBARTOLO GROUP, L.P.
                                                    as Issuer

                                           By:  SD PROPERTY GROUP, INC.
                                                    as Managing General Partner

                                           By:  ______________________________
                                                    Name:
Attest:                                    Title:

__________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                         THE CHASE MANHATTAN BANK
                                               as Trustee


                                         By:  ______________________________
                                                  Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% NOTE DUE 2003


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-5/8% Notes due 2003, limited in aggregate principal amount to $375,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ___________ Custodian__________
                        (Cust)             (minor)
                   under Uniform Gifts to Minors Act
                   ________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                            ________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

_________________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ___________                                        ______________________


                                                     ___________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                                                                     EXHIBIT B-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a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
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO. [    ]                                                      PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% Note due 2005

                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2005 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment

Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-3/4% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

                  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

                  If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause
(ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

                  If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                           SIMON DEBARTOLO GROUP, L.P.
                                                    as Issuer

                                           By:  SD PROPERTY GROUP, INC.
                                                    as Managing General Partner

                                           By:  ______________________________
                                                    Name:
Attest:                                    Title:

_________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                            THE CHASE MANHATTAN BANK
                                                  as Trustee


                                            By:  ______________________________
                                                 Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% NOTE DUE 2005


            This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-3/4% Notes due 2005, limited in aggregate principal amount to $300,000,000 (the "Notes").

            In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

            The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

            The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

            Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

            This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

            Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

            The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

            This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  -  ___________ Custodian ____________
                        (Cust)                 (minor)
                      under Uniform Gifts to Minors Act
                      _______________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                            ________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

______________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:______________________             _______________________________________

                                    ____________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT B-3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO. [       ]
                                                                PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% Note due 2018

            Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2018 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment

Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 7-3/8% per annum, until payment of said principal sum has been made or duly provided for.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

            Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

            If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

            The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

            If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

            If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

            If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

            The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

            Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

            Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                    SIMON DEBARTOLO GROUP, L.P.
                                          as Issuer

                                    By:  SD PROPERTY GROUP, INC.
                                          as Managing General Partner

                                    By:  ______________________________
                                          Name:
Attest:                             Title:

___________________________________
Name:
Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                    THE CHASE MANHATTAN BANK
                                          as Trustee


                                    By:  ______________________________
                                          Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% NOTE DUE 2018


            This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 7-3/8% Notes due 2018, limited in aggregate principal amount to $200,000,000 (the "Notes").

            In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

            The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

            The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

            Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

            This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

            Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

            The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

            This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian __________________
                         (Cust)                  (minor)
                  under Uniform Gifts to Minors Act
                  ________________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                            ________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

______________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:___________________                 ______________________________________

                                    ____________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT C-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.


REGISTERED                                                            REGISTERED

NO. [       ]
                                                                PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                               DEFINITIVE SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% Note due 2003

            Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter
referred to), for value received, hereby promises to pay to [      ] or its
registered assigns, the principal sum of $___________ Dollars on June 15, 2003 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-5/8% per annum, until payment of said principal sum has been made or duly provided for.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

            Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

            If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

            The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

            If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

            If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf

Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

            If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

            The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

            Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

            Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                    SIMON DEBARTOLO GROUP, L.P.
                                          as Issuer

                                    By:  SD PROPERTY GROUP, INC.
                                          as Managing General Partner

                                    By:  ______________________________
                                          Name:
Attest:                             Title:

__________________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                    THE CHASE MANHATTAN BANK
                                          as Trustee


                                    By:  ______________________________
                                          Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% NOTE DUE 2003


            This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-5/8% Notes due 2003, limited in aggregate principal amount to $375,000,000 (the "Notes").

            In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

            The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

            The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

            Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

            This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

            Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

            The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

            This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian _________________
                        (Cust)                   (minor)
                  under Uniform Gifts to Minors Act
                  ________________________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.


                            ________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

_____________________________________________________________  this Note and all rights thereunder hereby irrevocably constituting and appointing

______________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:________________________            ______________________________________

                                    ____________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

      In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]


/ /           (a)   Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

/ /           (b)   Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

/ /           (c)   Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction", as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

      If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an

Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:_____________________   __________________________________________________
                              [Type or print name of registered holder]

                              By:_______________________________________________
                              The signature of the registered holder must
                              correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

      The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:_____________________   __________________________________________________
                              [Type or print name of transferee]


                              By:_______________________________________________
                                 Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

      The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:_____________________        ____________________________________________
                                   [Type or print name of transferee]

                                   By:__________________________________________
                                       Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

      The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:_______________________       ____________________________________________
                                    [Type or print name of transferee]

                                    By:______________________________________
                                        Executive Officer

                                                                     EXHIBIT C-2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.


REGISTERED                                                            REGISTERED

NO. [       ]
                                                                PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                               DEFINITIVE SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% Note due 2005

            Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter
referred to), for value received, hereby promises to pay to [       ] or its
registered assigns, the principal sum of $___________ Dollars on June 15, 2005 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-3/4% per annum, until payment of said principal sum has been made or duly provided for.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

         Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

         If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

         The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

         If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

         If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf

Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

         If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

         The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

         Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

         Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                            SIMON DEBARTOLO GROUP, L.P.
                                                  as Issuer

                                            By:  SD PROPERTY GROUP, INC.
                                                  as Managing General Partner

                                            By:  ______________________________
                                                  Name:
Attest:                                     Title:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                THE CHASE MANHATTAN BANK
                                                      as Trustee

                                                By:  ___________________________
                                                      Authorized Officer

                               [REVERSE OF NOTE]

                          SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% NOTE DUE 2005

         This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-3/4% Notes due 2005, limited in aggregate principal amount to $300,000,000 (the "Notes").

         In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

         The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

         This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian ____________
                         (Cust)               (minor)
                     under Uniform Gifts to Minors Act
                     _________________________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                             ____________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

_________________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ________________________                          ______________________

                                                     ___________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

         In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/ /      (a)      Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

/ /      (b)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

/ /      (c)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction", as such terms are defined in Regulation S under the Securities
                  Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

         If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an

Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:__________________            ____________________________________________
                                    [Type or print name of registered holder]

                                    By:_________________________________________
                                    The signature of the registered
                                    holder must correspond with the name
                                    as written upon the face of this
                                    Note in every particular, without
                                    alteration or enlargement or any
                                    change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:__________________            ____________________________________________
                                    [Type or print name of transferee]

                                    By:_________________________________________
                                       Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:__________________            ____________________________________________
                                    [Type or print name of transferee]

                                    By:_________________________________________
                                       Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:__________________            ____________________________________________
                                    [Type or print name of transferee]

                                    By:_________________________________________
                                       Executive Officer

                                                                     EXHIBIT C-3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR
(F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO

THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

REGISTERED                                                            REGISTERED

NO. [   ]                                                       PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% Note due 2018

         Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter
referred to), for value received, hereby promises to pay to [      ]. or its
registered assigns, the principal sum of $___________ Dollars on June 15, 2018 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 7-3/8% per annum, until payment of said principal sum has been made or duly provided for.

         The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

         Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

         If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

         The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the "Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

         If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

         If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf

Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.5% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

         If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

         The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

         Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

         Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                           SIMON DEBARTOLO GROUP, L.P.
                                                 as Issuer

                                           By:  SD PROPERTY GROUP, INC.
                                                 as Managing General Partner

                                           By:  ______________________________
                                                 Name:
Attest:                                    Title:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                              THE CHASE MANHATTAN BANK
                                                    as Trustee

                                              By:  _____________________________
                                                    Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% NOTE DUE 2018

         This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture"), between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 7-3/8% Notes due 2018, limited in aggregate principal amount to $200,000,000 (the "Notes").

         In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

         The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

         This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian ______________
                         (Cust)               (minor)
                    under Uniform Gifts to Minors Act
                    _____________________________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                              ___________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
           OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

_________________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:__________________                           _________________________

                                                ____________________________
                                                Notice: The signature(s) on
                                                this Assignment must
                                                correspond with the name(s)
                                                as written upon the face of
                                                this Note in every
                                                particular, without
                                                alteration or enlargement
                                                or any change whatsoever.

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

         In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

/ /      (a)      Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

/ /      (b)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee will hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

/ /      (c)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction", as such terms are defined in Regulation S under the Securities
                  Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

         If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an

Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:__________________            ____________________________________________
                                    [Type or print name of registered holder]

                                    By:_________________________________________
                                    The signature of the registered
                                    holder must correspond with the name
                                    as written upon the face of this
                                    Note in every particular, without
                                    alteration or enlargement or any
                                    change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer", as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:__________________            ____________________________________________
                                    [Type or print name of transferee]

                                    By:_________________________________________
                                        Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:__________________            ____________________________________________
                                    [Type or print name of transferee]

                                    By:_________________________________________
                                       Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:__________________            ____________________________________________
                                    [Type or print name of transferee]

                                    By:_________________________________________
                                        Executive Officer

                                                                     EXHIBIT D-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED

NO. [      ]                                                    PRINCIPAL AMOUNT

CUSIP NO.:                                                          $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% Note due 2003

         Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2003 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-5/8% per annum, until payment of said principal sum has been made or duly provided for.

         The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

         Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

         The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

         Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

         Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                         SIMON DEBARTOLO GROUP, L.P.
                                                as Issuer

                                          By:  SD PROPERTY GROUP, INC.
                                                its Managing General Partner

                                          By:  ______________________________
                                                Name:
                                                Title:

Attest:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                             THE CHASE MANHATTAN BANK
                                                   as Trustee

                                             By:  ______________________________
                                                   Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% NOTE DUE 2003


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged into the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 7-3/8% Notes due June, 2018, limited in aggregate principal amount to $375,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ___________Custodian____________________
                        (Cust)               (minor)
                        under Uniform Gifts to Minors Act
                       _________________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                        _________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________

________________________________________________________________________________
     (Please print or typewrite name and address including postal zip code of assignee)


_______________________________________________________________this Note and all rights thereunder hereby irrevocably constituting and appointing

__________________________________________________Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_______________________________                      _____________________


                                                    ____________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                                                                     EXHIBIT D-2


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.



REGISTERED                                                   REGISTERED

NO. [      ]                                                 PRINCIPAL AMOUNT

CUSIP NO.:                                                   $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% Note due 2005


                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2005 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-3/4% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:


                                          SIMON DEBARTOLO GROUP, L.P.
                                                 as Issuer

                                          By:   SD PROPERTY GROUP, INC.
                                                 its Managing General Partner


                                          By:  ______________________________
                                                 Name:
                                                 Title:



Attest:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                    THE CHASE MANHATTAN BANK
                                          as Trustee


                                    By:  ______________________________
                                          Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% NOTE DUE 2005


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged into the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-3/4% Notes due June 2005, limited in aggregate principal amount to $300,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  -   ________________Custodian_____________________
                               (Cust)               (minor)
                        under Uniform Gifts to Minors Act
                       _____________________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

                          ___________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
          OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________

_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
______________________________________________this Note and all rights thereunder hereby irrevocably constituting and appointing
_________________________________________________Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_____________________                          __________________________

                                               ________________________________
                                               Notice: The signature(s) on
                                               this Assignment must
                                               correspond with the name(s)
                                               as written upon the face of
                                               this Note in every
                                               particular, without
                                               alteration or enlargement
                                               or any change whatsoever.

                                                                     EXHIBIT D-3


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.



REGISTERED                                                      REGISTERED

NO. [      ]                                                    PRINCIPAL AMOUNT

CUSIP NO.:                                                      $___________

                                 GLOBAL SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% Note due 2018


                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $___________ Dollars on June 15, 2018 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 7-3/8% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:


                                         SIMON DEBARTOLO GROUP, L.P.
                                               as Issuer

                                         By:  SD PROPERTY GROUP, INC.
                                               its Managing General Partner


                                         By:  ______________________________
                                               Name:
                                               Title:



Attest:

______________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                           THE CHASE MANHATTAN BANK
                                                 as Trustee


                                           By:  ______________________________
                                                 Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% NOTE DUE 2018


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged into the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 7-3/8% Notes due June 2018, limited in aggregate principal amount to $200,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  -    _________________Custodian__________________
                                (Cust)              (minor)
                        under Uniform Gifts to Minors Act
                       ___________________________(State)
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right
          of survivorship and not as
          tenants in common

         Additional abbreviations may also be used though not in the above list.


                         _____________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
           OTHER
IDENTIFYING NUMBER OF ASSIGNEE
__________________________________

________________________________________________________________________________
     (Please print or typewrite name and address including postal zip code of assignee)

_____________________________________________________this Note and all rights thereunder hereby irrevocably constituting and appointing

__________________________________________________Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_________________________                         ________________________


                                                   _____________________________
                                                   Notice: The signature(s) on
                                                   this Assignment must
                                                   correspond with the name(s)
                                                   as written upon the face of
                                                   this Note in every
                                                   particular, without
                                                   alteration or enlargement
                                                   or any change whatsoever.

                                                                     EXHIBIT E-1



REGISTERED                                                            REGISTERED

NO. [    ]                                                      PRINCIPAL AMOUNT

CUSIP NO.                                                       $___________

                               DEFINITIVE SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% Note due 2003


                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [ ] or its registered assigns, the principal sum of $___________ Dollars on June 15, 2003 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-5/8% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the

Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                    SIMON DEBARTOLO GROUP, L.P.
                                          as Issuer

Attest:                             By:  SD PROPERTY GROUP, INC.
                                           its Managing General Partner

______________________________      By:  ______________________________
Name:                                      Name:
Title:                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                 THE CHASE MANHATTAN BANK
                                       as Trustee


                                 By:  ______________________________
                                       Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-5/8% NOTE DUE 2003


                  This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged into the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-5/8% Notes due June 2003, limited in aggregate principal amount to $375,000,000 (the "Notes").

                  In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

                  This Note is issuable only in registered form without Coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - _______________Custodian_______________________
                             (Cust)               (minor)
                        under Uniform Gifts to Minors Act
                          ______________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
           of survivorship and not as
           tenants in common

         Additional abbreviations may also be used though not in the above list.

                             ______________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
___________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

__________________________________________this Note and all
rights thereunder hereby irrevocably constituting and appointing

_____________________________________________Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:________________________                           ______________________


                                                     __________________________
                                                     Notice: The signature(s) on
                                                     this Assignment must
                                                     correspond with the name(s)
                                                     as written upon the face of
                                                     this Note in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

                                                            EXHIBIT E-2


REGISTERED                                                  REGISTERED

NO. [    ]                                                  PRINCIPAL AMOUNT

CUSIP NO.                                                   $___________

                               DEFINITIVE SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% Note due 2005


                  Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter
referred to), for value received, hereby promises to pay to [         ]. or its
registered assigns, the principal sum of $___________ Dollars on June 15, 2005 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 6-3/4% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the

Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture Sworn to before me on this _______________________ hereinafter referred to.

                     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                 SIMON DEBARTOLO GROUP, L.P.
                                      as Issuer

Attest:                          By:  SD PROPERTY GROUP, INC.
                                      its Managing General Partner

______________________________  By:  ______________________________
Name:                                 Name:
Title:                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                             THE CHASE MANHATTAN BANK
                                                   as Trustee


                                             By:  ______________________________
                                                   Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              6-3/4% NOTE DUE 2005


               This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged into the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 6-3/4% Notes due June 2005, limited in aggregate principal amount to $300,000,000 (the "Notes").

               In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

               The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

               The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

               Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

               This Note is issuable only in registered form without Coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

               Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

               The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

               This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - _____________ Custodian_______________
                         (Cust)                 (minor)
                  under Uniform Gifts to Minors Act
                  ______________________  (State)
TEN ENT  -  as tenants by the entireties
JT TEN  -  as joint tenants with right
            of survivorship and not as
            tenants in common

     Additional abbreviations may also be used though not in the above list.

                            _______________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

_______________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:__________________                 _______________________________________

                                    ____________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

                                                                     EXHIBIT E-3

REGISTERED                                                            REGISTERED

NO. [    ]                                                      PRINCIPAL AMOUNT

CUSIP NO.                                                           $___________

                               DEFINITIVE SECURITY
                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% Note due 2018


            Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter
referred to), for value received, hereby promises to pay to [       ] or its
registered assigns, the principal sum of $___________ Dollars on June 15, 2018 (the "Maturity Date"), and to pay interest thereon from June 22, 1998, semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on December 15, 1998, and on the Maturity Date, at the rate of 7-3/8% per annum, until payment of said principal sum has been made or duly provided for.

            The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

            Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including June 22, 1998, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the

Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

            The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

            Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

            Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:

                                    SIMON DEBARTOLO GROUP, L.P.
                                          as Issuer

Attest:                             By:  SD PROPERTY GROUP, INC.
                                          its Managing General Partner

______________________________      By:  ______________________________
Name:                                    Name:
Title:                                   Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                    THE CHASE MANHATTAN BANK
                                          as Trustee


                                    By:  ______________________________
                                          Authorized Officer

                                [REVERSE OF NOTE]

                           SIMON DEBARTOLO GROUP, L.P.

                              7-3/8% NOTE DUE 2018


            This Note is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged into the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This Note is one of a series designated as the Simon DeBartolo Group, L.P. 7-3/8% Notes due June 2018, limited in aggregate principal amount to $200,000,000 (the "Notes").

            In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

            The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of
(i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

            The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

            Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

            This Note is issuable only in registered form without Coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Securities of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

            Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

            The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

            This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian ________________
                        (Cust)                   (minor)
                  under Uniform Gifts to Minors Act
                  __________________________(State)
TEN ENT  -  as tenants by the entireties
JT TEN  -  as joint tenants with right
            of survivorship and not as
            tenants in common

     Additional abbreviations may also be used though not in the above list.

                             ______________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________ this Note and all rights thereunder hereby irrevocably constituting and appointing

______________________________________________ Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:__________________                          ______________________________

                                    ____________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT F

THIS MOPPRS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS MOPPRS NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS MOPPRS WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS MOPPRS BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OTHERWISE TRANSFER SUCH MOPPRS, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS MOPPRS AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS MOPPRS (OR ANY PREDECESSOR OF SUCH MOPPRS), ONLY (A) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE MOPPRS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
(E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS MOPPRS BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS MOPPRS BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL MOPPRS OF THE SERIES.

UNLESS THIS MOPPRS IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE OPERATING PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS MOPPRS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

REGISTERED                                                 REGISTERED PRINCIPAL
No. [    ]                                                 AMOUNT: $___________
CUSIP No.:

                           SIMON DEBARTOLO GROUP, L.P.
        7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028.

ORIGINAL ISSUE DATE:                      INTEREST RATE TO REMARKETING DATE:  7%
June 22, 1998

REMARKETING DATE:                         INTEREST RATE FROM REMARKETING DATE TO
June 16, 2008                             MATURITY:
                                          To be determined as provided herein
                                          and set forth in the records of the
                                          Trustee

STATED MATURITY DATE:                     INTEREST PAYMENT DATE(S):
June 15, 2028                             June 15 and December 15, except that
                                          the interest payment date in June 2008
AUTHORIZED DENOMINATION:                  will be June 16, 2008
$100,000 and integral multiples of
$1,000 in

______________
excess thereof "MandatOry Par Put Remarketed Securities_" and "MOPPRS_" are service marks owned by Merrill Lynch & Co., Inc.

             SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Operating Partnership"), which term includes any successor under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., a nominee of The Depository Trust Company ("DTC"), or its registered assigns, the principal amount of ($___________), on the Stated Maturity Date specified above (or any earlier redemption date or repurchase date) (each such Stated Maturity Date, redemption date or repurchase date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at the Interest Rate per annum specified above to June 16, 2008 (the "Remarketing Date"), and thereafter, subject to the terms and conditions set forth herein, at the Interest Rate determined by the Remarketing Dealer (as defined below) in accordance with the procedures set forth below (the "Interest Rate to Maturity"), until the principal hereof is paid or duly made available for payment. The Operating Partnership will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date. Interest on this MOPPRS will be computed on the basis of a 360-day year of twelve 30-day months.

             If, pursuant to the Remarketing Agreement, dated as of the date hereof (the "Remarketing Agreement"), between Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Dealer (the "Remarketing Dealer"), and the Operating Partnership, the Remarketing Dealer elects to remarket the MOPPRS, then, except as otherwise set forth herein, (i) this MOPPRS shall be subject to mandatory tender to the Remarketing Dealer for remarketing on the Remarketing Date, on the terms and subject to the conditions set forth herein, and (ii) on and after the Remarketing Date, this MOPPRS shall bear interest at the Interest Rate to Maturity determined by the Remarketing Dealer in accordance with the procedures set forth in Section 3 herein. The Remarketing Dealer's duties set forth herein shall be performed pursuant to the Remarketing Agreement.

             Interest on this MOPPRS will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date, if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the Person in whose name this MOPPRS (or one or more predecessor MOPPRS) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"). Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on any Record Date, and, instead, shall be paid to the Person in whose name this MOPPRS is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this MOPPRS by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

            Payment of principal and premium, if any, in respect of this MOPPRS due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this MOPPRS at the office or agency maintained by the Operating Partnership for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 450 West 33rd Street, 15th Floor, New York, New York, 10001, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Operating Partnership may determine. Payment of interest due on any Interest Payment Date will be made at the aforementioned office or agency maintained by the Operating Partnership or, at the option of the Operating Partnership, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a Holder of U.S.$10,000,000 or more in aggregate principal amount of MOPPRS (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder. Notwithstanding the foregoing or any provision hereof, if this MOPPRS is a global security (as evidenced by the legend forth above and provided in the Indenture), and is held in book-entry form through the facilities of DTC, payments on this MOPPRS will be made to DTC or its nominee in accordance with the arrangements then in effect between the Trustee and DTC.

            If this MOPPRS is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this MOPPRS, up to but not including the date of issuance of the Exchange MOPPRSs issued in exchange for this MOPPRSs, shall be paid on the first Interest Payment Date for the Exchange MOPPRSs to the Holder or Holders of the Exchange MOPPRSs on the first Record Date with respect to the Exchange MOPPRSs. If this MOPPRS is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to such MOPPRS and any accrued and unpaid interest on the Exchange issued in exchange for this MOPPRS, through the day before the Interest Payment Date, shall be paid on the Interest Payment Date to the Holder of this MOPPRS on the Record Date.

            The Holder of this MOPPRS is entitled to the benefits of the Registration Rights Agreement dated June 22, 1998 (the"Registration Rights Agreement") among the Issuer and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Initial Purchasers").

            If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Securities as follows:

            If (i) a registration statement with respect to the Exchange MOPPRS ("the Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the MOPPRS (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions will in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this MOPPRS to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, and the Holder of this MOPPRS does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this MOPPRS will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this MOPPRS from the date of such effectiveness or consummation, as the case may be, will be reduced to the original interest rate provided for herein.

            If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

            If any Interest Payment Date or the Stated Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Stated Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

            As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York, New York.

            The Operating Partnership is obligated to make all payments of principal, premium, if any, and interest in respect of this MOPPRS in such coin or currency of the United States of America as at the time of such payment is legal tender for the payment of public and private debts in the United States of America.

            Reference is hereby made to the further provisions of this MOPPRS set forth on the reverse hereof, which further provisions shall have the same force and effect as if set forth on the face hereof.

            Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this MOPPRS shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

            IN WITNESS WHEREOF, SIMON DEBARTOLO GROUP, L.P. has caused this MOPPRS to be duly executed by one of its duly authorized officers.

Dated:

                                    SIMON DEBARTOLO GROUP, L.P.
                                          as Issuer

                                    By:  SD Property Group, Inc.
                                          as Managing General Partner

                                    By:_________________________________________
                                         Name:
                                         Title:

Attest:


____________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


             This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                            THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:_______________________________________
                                          Authorized Officer

                            [REVERSE OF CERTIFICATE]

                           SIMON DEBARTOLO GROUP, L.P.
        7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028


      23 INDENTURE. (a) This MOPPRS is one of a duly authorized series of Securities (the "Debt Securities") of the Operating Partnership issued and to be issued under an Indenture, dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture") between the Issuer and the Trustee) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This security is one of the series of Debt Securities designated as "7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028" ("MOPPRS"), which MOPPRS are limited to aggregate principal amount of $200,000,000.

      (a) The Initial MOPPRS are issuable only in registered form without coupons in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof.

      (b) This MOPPRS will not be subject to any sinking fund and will not be repayable at the option of the Holder hereof prior to the Stated Maturity Date.

      24 MANDATORY TENDER. Provided that on a Business Day not later than five Business Days prior to the Remarketing Date the Remarketing Dealer notifies the Operating Partnership and the Trustee of its election to purchase the MOPPRS on the Remarketing Date for remarketing (the "Notification Date"), this MOPPRS shall be subject to mandatory tender to the Remarketing Dealer, and the Remarketing Dealer shall be obligated to purchase the MOPPRS, for remarketing on the Remarketing Date, subject in each case to the conditions described herein and set forth in the Remarketing Agreement. The purchase price for the tendered MOPPRS shall equal 100% of the principal amount thereof. From and after the Remarketing Date, the MOPPRS shall bear interest at the Interest Rate to Maturity determined pursuant to Section 3 hereof. If the Remarketing Dealer elects to remarket the MOPPRS, the obligation of the Remarketing Dealer to purchase this MOPPRS on the Remarketing Date is subject to the conditions specified in Section 8 of the Remarketing Agreement. If for any reason the Remarketing Dealer does not purchase all tendered MOPPRS on the Remarketing Date, the Operating Partnership shall be required to repurchase from the Beneficial Owners thereof, and the Beneficial Owners will be required to sell to the Operating Partnership, all the MOPPRS at a price equal to the principal amount thereof plus all accrued and unpaid interest, if any, on the MOPPRS to the Remarketing Date as provided in Section 4 hereof.

      "Beneficial Owner" shall mean each Person who acquires an interest in the MOPPRS which is reflected on the records of the DTC through its participants.

      25 DETERMINATION OF INTEREST RATE TO MATURITY. (a) Subject to the Remarketing Dealer's election to remarket the MOPPRS as provided in Section 2 hereof and the Remarketing Agreement, the Interest Rate to Maturity shall be determined by the Remarketing Dealer by 3:30 p.m., New York City time, on and as of the third Business Day immediately preceding the Remarketing Date (the "Determination Date") to the nearest one hundred-thousandth (0.00001) of one percent per annum, and will be equal to the sum of 5.649% (the "Base Rate") plus the Applicable Spread, which will be based on the Dollar Price of the MOPPRS.

      The "Applicable Spread" will be the lowest bid indication, expressed as a spread (in the form of a percentage or in basis points) above the Base Rate, obtained by the Remarketing Dealer on the Determination Date from the bids quoted by five Reference Corporate Dealers for the full aggregate principal amount of the MOPPRS at a purchase price equal to the Dollar Price, but assuming
(i) an issue date equal to the Remarketing Date, with settlement on such date without accrued interest, (ii) a maturity date equal to the Stated Maturity Date of the MOPPRS, and (iii) a stated annual interest rate, payable semiannually on each Interest Payment Date, equal to the Base Rate plus the spread bid by the applicable Reference Corporate Dealer. If fewer than five Reference Corporate Dealers bid as described above, then the Applicable Spread shall be the lowest of such bid indications obtained as described above. The Interest Rate to Maturity announced by the Remarketing Dealer, absent manifest error, shall be binding and conclusive upon the Beneficial Owners and Holders of the MOPPRS, the Operating Partnership and the Trustee.

      "Dollar Price" means, with respect to the MOPPRS, the present value determined by the Remarketing Dealer, as of the Remarketing Date, of the Remaining Scheduled Payments discounted to the Remarketing Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate.

      "Reference Corporate Dealers" means leading dealers of publicly traded debt securities of the Operating Partnership in The City of New York (which may include the Remarketing Dealer or one of its Affiliates, but not both the Remarketing Dealer (and reasonably acceptable to the Operating Partnership).

      "Treasury Rate" means, with respect to the Determination Date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues, assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount), equal to the Comparable Treasury Price for the Determination Date.

      "Comparable Treasury Issues" means the United States Treasury security or securities selected by the Remarketing Dealer as having an actual or interpolated remaining maturity or maturities of 30 years.

      "Comparable Treasury Price" means, with respect to the Determination Date,
(a) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) on the Determination Date, as set forth on "Telerate Page 500" (or such other page as may replace Telerate Page 500), or
(b) if such page (or any successor page) is not displayed or does not contain such offer prices on the Determination Date, (i) the average of the Reference Treasury Dealer Quotations for the Determination Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Remarketing Dealer obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets Limited (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer prices specified in (a) above as may replace Dow Jones Markets Limited.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the Remarketing Date, the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted to the Remarketing Dealer by such Reference Treasury Dealer by 3:30 p.m., New York City time, on the Determination Date.

      "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. (or their respective affiliates which are primary U.S. Government Securities Dealers) and their respective successors; provided, however, that if any of the foregoing or their Affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Remarketing Dealer shall substitute therefor another Primary Treasury Dealer.

      "Remaining Scheduled Payments" means, with respect to the MOPPRS, the remaining scheduled payments of the principal thereof and interest thereon, calculated at the Base Rate only, that would be due after the Remarketing Date to and including the Stated Maturity Date, as determined by the Remarketing Dealer.

      (a) Provided that the Remarketing Dealer has previously notified the Operating Partnership and the Trustee on the Notification Date of its intention to purchase all tendered MOPPRS on the Remarketing Date, the Remarketing Dealer will notify the Operating Partnership, the Trustee and DTC by telephone, confirmed in writing (which may include facsimile or other electronic transmission), by 4:00 p.m., New York City time, on the Determination Date, of the Interest Rate to Maturity. All of the tendered MOPPRS shall be automatically delivered to the account of the Trustee, by book-entry through DTC pending payment of the purchase price therefor, on the Remarketing Date.

      In the event that the Remarketing Dealer purchases the tendered MOPPRS on the Remarketing Date, the Remarketing Dealer shall make or cause the Trustee to make payment to the

DTC Participant of each tendering Beneficial Owner of MOPPRS subject to remarketing, by book-entry through DTC by the close of business on the Remarketing Date against delivery through DTC of such Beneficial Owner's tendered MOPPRS, of 100% of the principal amount of the tendered MOPPRS that have been purchased for remarketing by the Remarketing Dealer. If the Remarketing Dealer does not purchase all of the MOPPRS on the Remarketing Date, it shall be the obligation of the Operating Partnership to make or cause to be made such payment for the MOPPRS, as provided in Section 4 hereof. In any case, the Operating Partnership shall make or cause the Trustee to make payment of interest to each Beneficial Owner of MOPPRS due on the Remarketing Date by book-entry through DTC by the close of business on the Remarketing Date.

      "DTC Participant" shall mean any Person that has an account with DTC through which Beneficial Owners acquire, directly or indirectly, an interest in the MOPPRS.

      The transactions set forth in this Section shall be executed on the Remarketing Date through DTC in accordance with the procedures of DTC, and the accounts of the respective DTC Participants will be debited and credited and the MOPPRS delivered by book entry as necessary to effect the purchases and sales thereof.

      Transactions involving the sale and purchase of MOPPRS remarketed by the Remarketing Dealer on and after the Remarketing Date shall settle in immediately available funds through DTC's Same-Day Funds Settlement System.

      The tender and settlement procedures set forth above, including provisions for payment by purchasers of MOPPRS in the remarketing or for payment to selling Beneficial Owners of tendered MOPPRS, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of MOPPRS in certificated form, if the book-entry system is no longer available for the MOPPRS at the time of the remarketing. In addition, the Remarketing Dealer may, in accordance with the terms of the Indenture, modify the tender and settlement procedures set forth above in order to facilitate the tender and settlement process.

      As long as DTC's nominee holds the certificates representing any MOPPRS in the book-entry system of DTC, no certificates for such MOPPRS will be delivered by any selling Beneficial Owner to reflect any transfer of such MOPPRS effected in the remarketing.

      (b) Notwithstanding any provision herein to the contrary, upon the occurrence of any event as specified in Section 11(b) of the Remarketing Agreement, the Remarketing Dealer, in its sole discretion at any time between the Determination Date and 3:30 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date, may elect to purchase the MOPPRS for remarketing and determine a new Interest Rate to Maturity in the manner provided in Section 3(a) hereof, except that for purposes of determining the new Interest Rate to Maturity pursuant to this paragraph, the Determination Date referred to therein shall be the date of such election and redetermination. The Remarketing Dealer shall notify the Operating Partnership, the Trustee and DTC by telephone, confirmed in writing (which may include facsimile or other electronic transmission), by 4:00 p.m., New York City time, on the date of such election, of the new Interest Rate to Maturity applicable to the MOPPRS. Thereupon, such new Interest Rate to Maturity shall supersede and replace any Interest Rate to Maturity previously determined by the Remarketing Dealer and, absent manifest error, shall be binding and conclusive upon the Beneficial Owners and Holders of the MOPPRS on or after the Remarketing Date, the Operating Partnership and the Trustee.

      26 REPURCHASE BY OPERATING PARTNERSHIP. In the event that (i) the Remarketing Dealer for any reason does not notify the Operating Partnership of the Interest Rate to Maturity by 4:00 p.m., New York City time, on the Determination Date, or (ii) prior to the Remarketing Date, the Remarketing Dealer has resigned and no successor has been appointed on or before the Determination Date, or (iii) the Remarketing Dealer has elected to terminate the Remarketing Agreement pursuant to Section 8 or Section 11 of the Remarketing Agreement at any time after the Remarketing Dealer elects on the Notification Date to remarket the MOPPRS, or (iv) the Remarketing Dealer for any reason does not elect to purchase the MOPPRS for remarketing on the Remarketing Date, or (v) the Remarketing Dealer for any reason does not purchase all tendered MOPPRS on the Remarketing Date, the Operating Partnership shall repurchase all the MOPPRS as a whole on the Remarketing Date at a price equal to 100% of the principal amount of the MOPPRS plus all accrued and unpaid interest, if any, on the MOPPRS to the Remarketing Date. In any such case, payment will be made by the Operating Partnership through the Trustee to the DTC Participant of each tendering Beneficial Owner of MOPPRS, by book entry through DTC by the close of business on the Remarketing Date against delivery through DTC of such Beneficial Owner's tendered MOPPRS.

      27 REDEMPTION. If the Remarketing Dealer elects to remarket the MOPPRS on the Remarketing Date, the MOPPRS shall be subject to redemption at the option of the Operating Partnership from the Remarketing Dealer, as a whole but not in part, as set forth in this Section. The Operating Partnership shall notify the Remarketing Dealer and the Trustee, not later than the Business Day immediately preceding the Determination Date, if the Operating Partnership irrevocably elects to exercise its right to redeem the MOPPRS, in whole but not in part, from the Remarketing Dealer on the Remarketing Date at the Optional Redemption Price. If the Operating Partnership so elects, it shall redeem the MOPPRS by payment to the Remarketing Dealer as provided in the Remarketing Agreement.

      The "Optional Redemption Price" shall be the greater of (i) 100% of the principal amount of the MOPPRS and (ii) the sum of the present values of the Remaining Scheduled Payments thereon, as determined by the Remarketing Dealer, discounted to the Remarketing Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued and unpaid interest from the Remarketing Date on the principal amount being redeemed to the date of redemption. If the Operating Partnership elects of redeem the MOPPRS, it shall pay such Optional Redemption Price in same-day funds by wire transfer to an account designated by the Remarketing Dealer on the Remarketing Date.

      In addition, the MOPPRS may be redeemed at any time at the option of the Operating Partnership, (x) prior to the Remarketing Date with the consent of the Remarketing Dealer and (y) if the Remarketing Dealer has remarketed the MOPPRS, after the Remarketing Date, in all cases, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the MOPPRS being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below).

      "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any MOPPRS, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made (through the Remarketing Date in the case of a Make-Whole Amount with respect to a redemption of MOPPRS prior to the Remarketing Date) determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the MOPPRS being redeemed or accelerated.

      28 EFFECT OF EVENTS OF DEFAULT. If an Event of Default shall occur and be continuing, the principal of this MOPPRS may, and in certain cases shall, be accelerated in the manner and with the effect provided in the Indenture.

      29 DEFEASANCE. The Indenture contains provisions for defeasance of (i) the entire indebtedness of certain Debt Securities or (ii) certain covenants and Events of Default with respect to the Debt Securities, in each case upon compliance with certain conditions set forth therein. Except as otherwise permitted herein and in the Remarketing Agreement, prior to the Remarketing Date, neither the Operating Partnership nor any of its subsidiaries or affiliates shall defease, purchase or otherwise acquire, or enter into any agreement to defease, purchase or otherwise acquire, any of the MOPPRS prior to the remarketing thereof by the Remarketing Dealer; provided, however, that the provisions in Article Fourteen of the Indenture relating to covenant defeasance shall apply to the MOPPRS at all times.

      30 MAINTENANCE IN BOOK-ENTRY FORM. Notwithstanding any provision to the contrary set forth in the Indenture, the Operating Partnership (i) shall use its best efforts to maintain the MOPPRS in book-entry form with DTC or any successor thereto and to appoint a successor depositary to the extent necessary to maintain the MOPPRS in book-entry form, and (ii) waives any discretionary right it otherwise has under the Indenture to cause the MOPPRS to be issued in certificated form.

      31 TAX TREATMENT. Each Holder and Beneficial Owner of this MOPPRS or any interest therein prior to remarketing on the Remarketing Date, by its purchase of this MOPPRS or any interest therein, agrees to treat this MOPPRS as maturing on the Remarketing Date for United States federal income tax purposes.

      32 AMENDMENT AND MODIFICATION. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Debt Securities at any time by the Operating Partnership and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Debt Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, on behalf of the Holders of all such Debt Securities, to waive compliance by the Operating Partnership with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this MOPPRS shall be conclusive and binding upon such Holder and upon all future Holders of this MOPPRS and other MOPPRS issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this MOPPRS.

      33 OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this MOPPRS or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this MOPPRS at the times, places and rate or formula, and in the manner and coin or currency, herein prescribed.

      34 TRANSFER AND EXCHANGE. As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this MOPPRS is registrable in the Security Register of the Operating Partnership upon surrender of this MOPPRS for registration of transfer at the office or agency of the Operating Partnership in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new MOPPRS having the same terms and provisions, of authorized denominations and for the same aggregate principal amount, will be issued by the Operating Partnership to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein and herein set forth, this MOPPRS is exchangeable for a like aggregate principal amount of MOPPRS of different authorized denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this MOPPRS for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this MOPPRS be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

      35 GOVERNING LAW. The Indenture and this MOPPRS shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this MOPPRS, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ____________ Custodian __________________
                        (Cust)                  (minor)
                  under Uniform Gifts to Minors Act
                  ______________________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
          of survivorship and not as
          tenants in common

      Additional abbreviations may also be used though not in the above list.

                          ______________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

___________________________________________________________ this MOPPRS and all rights thereunder hereby irrevocably constituting and appointing

_____________________________________________ Attorney to transfer this MOPPRS on the books of the Trustee, with full power of substitution in the premises.

Dated:_______________________               ____________________________________

                                    ___________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this MOPPRS in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT G

      UNLESS THIS MOPPRS IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE OPERATING PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS MOPPRS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


REGISTERED                                                  REGISTERED PRINCIPAL
No.                                                                      AMOUNT:
CUSIP No.:

                           SIMON DEBARTOLO GROUP, L.P.
   7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due June 15, 2028.

ORIGINAL ISSUE DATE:                      INTEREST RATE TO REMARKETING DATE:  7%
June 22, 1998

REMARKETING DATE:                         INTEREST RATE FROM REMARKETING DATE TO
June 16, 2008                             MATURITY:
                                          To be determined as provided herein
STATED MATURITY DATE                      and set forth in the records of the
JUNE 15, 2028                             Trustee

AUTHORIZED DENOMINATION:                  INTEREST PAYMENT DATE(S):
$1,000 and integral multiples of          June 15 and December 15, except that
$1,000 in excess thereof                  the interest payment date in June 2008
                                          will be June 16, 2008


_____________________

"MandatOry Par Put Remarketed Securities_" and "MOPPRS_" are service marks owned by Merrill Lynch & Co., Inc.

      SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Operating Partnership"), which term includes any successor under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., a nominee of The Depository Trust Company ("DTC"), or its registered assigns, the principal amount of ($___________), on the Stated Maturity Date specified above (or any earlier redemption date or repurchase date) (each such Stated Maturity Date, redemption date or repurchase date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at the Interest Rate per annum specified above to June 16, 2008 (the "Remarketing Date"), and thereafter, subject to the terms and conditions set forth herein, at the Interest Rate determined by the Remarketing Dealer (as defined below) in accordance with the procedures set forth below (the "Interest Rate to Maturity"), until the principal hereof is paid or duly made available for payment. The Operating Partnership will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date. Interest on this MOPPRS will be computed on the basis of a 360-day year of twelve 30-day months.

      If, pursuant to the Remarketing Agreement, dated as of the date hereof (the "Remarketing Agreement"), between Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Dealer (the "Remarketing Dealer"), and the Operating Partnership, the Remarketing Dealer elects to remarket the MOPPRS, then, except as otherwise set forth herein, (i) this MOPPRS shall be subject to mandatory tender to the Remarketing Dealer for remarketing on the Remarketing Date, on the terms and subject to the conditions set forth herein, and (ii) on and after the Remarketing Date, this MOPPRS shall bear interest at the Interest Rate to Maturity determined by the Remarketing Dealer in accordance with the procedures set forth in Section 3 herein. The Remarketing Dealer's duties set forth herein shall be performed pursuant to the Remarketing Agreement.

      Interest on this MOPPRS will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date, if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the Person in whose name this MOPPRS (or one or more predecessor MOPPRS) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"). Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on any Record Date, and, instead, shall be paid to the Person in whose name this MOPPRS is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this MOPPRS by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

      Payment of principal and premium, if any, in respect of this MOPPRS due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this MOPPRS at the office or agency maintained by the Operating Partnership for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 450 West 33rd Street, 15th Floor, New York, New York, 10001, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Operating Partnership may determine. Payment of interest due on any Interest Payment Date will be made at the aforementioned office or agency maintained by the Operating Partnership or, at the option of the Operating Partnership, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a Holder of U.S.$10,000,000 or more in aggregate principal amount of MOPPRS (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder. Notwithstanding the foregoing or any provision hereof, if this MOPPRS is a global security (as evidenced by the legend set forth above and provided in the Indenture), and is held in book-entry form through the facilities of DTC, payments on this MOPPRS will be made to DTC or its nominee in accordance with the arrangements then in effect between the Trustee and DTC.

      If any Interest Payment Date or the Stated Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Stated Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

      As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in New York, New York.

      The Operating Partnership is obligated to make all payments of principal, premium, if any, and interest in respect of this MOPPRS in such coin or currency of the United States of America as at the time of such payment is legal tender for the payment of public and private debts in the United States of America.

      Reference is hereby made to the further provisions of this MOPPRS set forth on the reverse hereof, which further provisions shall have the same force and effect as if set forth on the face hereof.

      Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this MOPPRS shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixth Supplemental Indenture hereinafter referred to.

      IN WITNESS WHEREOF, SIMON DEBARTOLO GROUP, L.P. has caused this MOPPRS to be duly executed by one of its duly authorized officers.
Dated:  June __, 1998


                                    SIMON DEBARTOLO GROUP, L.P.
                                    as Issuer

                                    By:   SD Property Group, Inc.
                                          its Managing General Partner


                                    By:_____________________________________
                                    Name:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                            THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:__________________________________
                                          Authorized Officer

                            [REVERSE OF CERTIFICATE]

                           SIMON DEBARTOLO GROUP, L.P.
        7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028



      36 INDENTURE. (a) This MOPPRS is one of a duly authorized series of Securities (the "Debt Securities") of the Operating Partnership issued and to be issued under an Indenture, dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and Simon Property Group, L.P. (which was, effective December 31, 1997, merged with the Issuer), as Guarantor, to The Chase Manhattan Bank, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto (including, without limitation, the Sixth Supplemental Indenture, dated as of June 22, 1998 (the "Sixth Supplemental Indenture") between the Issuer and the Trustee) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This security is one of the series of Debt Securities designated as "7% MandatOry Par Put Remarketed Securities_ ("MOPPRS_") due 2028" ("MOPPRS"), which MOPPRS are limited to aggregate principal amount of $200,000,000.

      (a) The MOPPRS are issuable only in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

      (b) This MOPPRS will not be subject to any sinking fund and will not be repayable at the option of the Holder hereof prior to the Stated Maturity Date.

      37 MANDATORY TENDER. Provided that on a Business Day not later than five Business Days prior to the Remarketing Date the Remarketing Dealer notifies the Operating Partnership and the Trustee of its election to purchase the MOPPRS on the Remarketing Date for remarketing (the "Notification Date"), this MOPPRS shall be subject to mandatory tender to the Remarketing Dealer, and the Remarketing Dealer shall be obligated to purchase the MOPPRS, for remarketing on the Remarketing Date, subject in each case to the conditions described herein and set forth in the Remarketing Agreement. The purchase price for the tendered MOPPRS shall equal 100% of the principal amount thereof. From and after the Remarketing Date, the MOPPRS shall bear interest at the Interest Rate to Maturity determined pursuant to Section 3 hereof. If the Remarketing Dealer elects to remarket the MOPPRS, the obligation of the Remarketing Dealer to purchase this MOPPRS on the Remarketing Date is subject to the conditions specified in Section 8 of the Remarketing Agreement. If for any reason the Remarketing Dealer does not purchase all tendered MOPPRS on the Remarketing Date, the Operating Partnership shall be required to repurchase from the Beneficial Owners thereof, and the Beneficial Owners will be required to sell to the Operating Partnership, all the MOPPRS at a price equal to the principal amount thereof plus all accrued and unpaid interest, if any, on the MOPPRS to the Remarketing Date as provided in Section 4 hereof.

      "Beneficial Owner" shall mean each Person who acquires an interest in the MOPPRS which is reflected on the records of the DTC through its participants.

      38 DETERMINATION OF INTEREST RATE TO MATURITY. (a) Subject to the Remarketing Dealer's election to remarket the MOPPRS as provided in Section 2 hereof and the Remarketing Agreement, the Interest Rate to Maturity shall be determined by the Remarketing Dealer by 3:30 p.m., New York City time, on and as of the third Business Day immediately preceding the Remarketing Date (the "Determination Date") to the nearest one hundred-thousandth (0.00001) of one percent per annum, and will be equal to the sum of 5.649% (the "Base Rate") plus the Applicable Spread, which will be based on the Dollar Price of the MOPPRS.

      The "Applicable Spread" will be the lowest bid indication, expressed as a spread (in the form of a percentage or in basis points) above the Base Rate, obtained by the Remarketing Dealer on the Determination Date from the bids quoted by five Reference Corporate Dealers for the full aggregate principal amount of the MOPPRS at a purchase price equal the Dollar Price, but assuming
(i) an issue date equal to the Remarketing Date, with settlement on such date without accrued interest, (ii) a maturity date equal to the Stated Maturity Date of the MOPPRS, and (iii) a stated annual interest rate, payable semiannually on each Interest Payment Date, equal to the Base Rate plus the spread bid by the applicable Reference Corporate Dealer. If fewer than five Reference Corporate Dealers bid as described above, then the Applicable Spread shall be the lowest of such bid indications obtained as described above. The Interest Rate to Maturity announced by the Remarketing Dealer, absent manifest error, shall be binding and conclusive upon the Beneficial Owners and Holders of the MOPPRS, the Operating Partnership and the Trustee.

      "Dollar Price" means, with respect to the MOPPRS, the present value, determined by the Remarketing Dealer, as of the Remarketing Date, of the Remaining Scheduled Payments discounted to the Remarketing Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate.

      "Reference Corporate Dealers" means leading dealers of publicly traded debt securities of the Operating Partnership in The City of New York (which may include the Remarketing Dealer or one of its Affiliates, but not both the Remarketing Dealer (and reasonably acceptable to the Operating Partnership).

      "Treasury Rate" means, with respect to the Determination Date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues, assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount), equal to the Comparable Treasury Price for the Determination Date.

      "Comparable Treasury Issues" means the United States Treasury security or securities selected by the Remarketing Dealer as having an actual or interpolated remaining maturity or maturities of 30 years.

      "Comparable Treasury Price" means, with respect to the Determination Date,
(a) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) on the Determination Date, as set forth on "Telerate Page 500" (or such other page as may replace Telerate Page 500), or
(b) if such page (or any successor page) is not displayed or does not contain such offer prices on the Determination Date, (i) the average of the Reference Treasury Dealer Quotations for the Determination Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Remarketing Dealer obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets Limited (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer prices specified in (a) above as may replace Dow Jones Markets Limited.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and the Remarketing Date, the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted to the Remarketing Dealer by such Reference Treasury Dealer by 3:30 p.m., New York City time, on the Determination Date.

      "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. (or their respective affiliates which are primary U.S. Government Securities Dealers) and their respective successors; provided, however, that if any of the foregoing or their Affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Remarketing Dealer shall substitute therefor another Primary Treasury Dealer.

      "Remaining Scheduled Payments" means, with respect to the MOPPRS, the remaining scheduled payments of the principal thereof and interest thereon, calculated at the Base Rate only, that would be due after the Remarketing Date to and including the Stated Maturity Date as determined by the Remarketing Dealer.

      (a) Provided that the Remarketing Dealer has previously notified the Operating Partnership and the Trustee on the Notification Date of its intention to purchase all tendered MOPPRS on the Remarketing Date, the Remarketing Dealer will notify the Operating Partnership, the Trustee and DTC by telephone, confirmed in writing (which may include facsimile or other electronic transmission), by 4:00 p.m., New York City time, on the Determination Date, of the Interest Rate to Maturity. All of the tendered MOPPRS shall be automatically delivered to the account of the Trustee, by book-entry through DTC pending payment of the purchase price therefor, on the Remarketing Date.

      In the event that the Remarketing Dealer purchases the tendered MOPPRS on the Remarketing Date, the Remarketing Dealer shall make or cause the Trustee to make payment to the

DTC Participant of each tendering Beneficial Owner of MOPPRS subject to remarketing, by book-entry through DTC by the close of business on the Remarketing Date against delivery through DTC of such Beneficial Owner's tendered MOPPRS, of 100% of the principal amount of the tendered MOPPRS that have been purchased for remarketing by the Remarketing Dealer. If the Remarketing Dealer does not purchase all of the MOPPRS on the Remarketing Date, it shall be the obligation of the Operating Partnership to make or cause to be made such payment for the MOPPRS, as provided in Section 4 hereof. In any case, the Operating Partnership shall make or cause the Trustee to make payment of interest to each Beneficial Owner of MOPPRS due on the Remarketing Date by book-entry through DTC by the close of business on the Remarketing Date.

      "DTC Participant" shall mean any Person that has an account with DTC through which Beneficial Owners acquire, directly or indirectly, an interest in the MOPPRS.

      The transactions set forth in this Section shall be executed on the Remarketing Date through DTC in accordance with the procedures of DTC, and the accounts of the respective DTC Participants will be debited and credited and the MOPPRS delivered by book entry as necessary to effect the purchases and sales thereof.

      Transactions involving the sale and purchase of MOPPRS remarketed by the Remarketing Dealer on and after the Remarketing Date shall settle in immediately available funds through DTC's Same-Day Funds Settlement System.

      The tender and settlement procedures set forth above, including provisions for payment by purchasers of MOPPRS in the remarketing or for payment to selling Beneficial Owners of tendered MOPPRS, may be modified to the extent required by DTC or to the extent required to facilitate the tender and remarketing of MOPPRS in certificated form, if the book-entry system is no longer available for the MOPPRS at the time of the remarketing. In addition, the Remarketing Dealer may, in accordance with the terms of the Indenture, modify the tender and settlement procedures set forth above in order to facilitate the tender and settlement process.

      As long as DTC's nominee holds the certificates representing any MOPPRS in the book-entry system of DTC, no certificates for such MOPPRS will be delivered by any selling Beneficial Owner to reflect any transfer of such MOPPRS effected in the remarketing.

      (b) Notwithstanding any provision herein to the contrary, upon the occurrence of any event as specified in Section 11(b) of the Remarketing Agreement, the Remarketing Dealer, in its sole discretion at any time between the Determination Date and 3:30 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date, may elect to purchase the MOPPRS for remarketing and determine a new Interest Rate to Maturity in the manner provided in Section 3(a) hereof, except that for purposes of determining the new Interest Rate to Maturity pursuant to this paragraph, the Determination Date referred to therein shall be the date of such election and redetermination. The Remarketing Dealer shall notify the Operating Partnership, the Trustee and DTC by telephone, confirmed in writing (which may include facsimile or other electronic transmission), by 4:00 p.m., New York City time, on the date of such election, of the new Interest Rate to Maturity applicable to the MOPPRS. Thereupon, such new Interest Rate to Maturity shall supersede and replace any Interest Rate to Maturity previously determined by the Remarketing Dealer and, absent manifest error, shall be binding and conclusive upon the Beneficial Owners and Holders of the MOPPRS on or after the Remarketing Date, the Operating Partnership and the Trustee.

      39 REPURCHASE BY OPERATING PARTNERSHIP. In the event that (i) the Remarketing Dealer for any reason does not notify the Operating Partnership of the Interest Rate to Maturity by 4:00 p.m., New York City time, on the Determination Date, or (ii) prior to the Remarketing Date, the Remarketing Dealer has resigned and no successor has been appointed on or before the Determination Date, or (iii) the Remarketing Dealer has elected to terminate the Remarketing Agreement pursuant to Section 8 or Section 11 of the Remarketing Agreement at any time after the Remarketing Dealer elects on the Notification Date to remarket the MOPPRS, or (iv) the Remarketing Dealer for any reason does not elect to purchase the MOPPRS for remarketing on the Remarketing Date, or (v) the Remarketing Dealer for any reason does not purchase all tendered MOPPRS on the Remarketing Date, the Operating Partnership shall repurchase all the MOPPRS as a whole on the Remarketing Date at a price equal to 100% of the principal amount of the MOPPRS plus all accrued and unpaid interest, if any, on the MOPPRS to the Remarketing Date. In any such case, payment will be made by the Operating Partnership through the Trustee to the DTC Participant of each tendering Beneficial Owner of MOPPRS, by book entry through DTC by the close of business on the Remarketing Date against delivery through DTC of such Beneficial Owner's tendered MOPPRS.

      40 REDEMPTION. If the Remarketing Dealer elects to remarket the MOPPRS on the Remarketing Date, the MOPPRS shall be subject to redemption at the option of the Operating Partnership from the Remarketing Dealer, as a whole but not in part, as set forth in this Section. The Operating Partnership shall notify the Remarketing Dealer and the Trustee, not later than the Business Day immediately preceding the Determination Date, if the Operating Partnership irrevocably elects to exercise its right to redeem the MOPPRS, in whole but not in part, from the Remarketing Dealer on the Remarketing Date at the Optional Redemption Price. If the Operating Partnership so elects, it shall redeem the MOPPRS by payment to the Remarketing Dealer as provided in the Remarketing Agreement.

      The "Optional Redemption Price" shall be the greater of (i) 100% of the principal amount of the MOPPRS and (ii) the sum of the present values of the Remaining Scheduled Payments thereon, as determined by the Remarketing Dealer, discounted to the Remarketing Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued and unpaid interest from the Remarketing Date on the principal amount being redeemed to the date of redemption. If the Operating Partnership elects of redeem the MOPPRS, it shall pay such Optional Redemption Price in same-day funds by wire transfer to an account designated by the Remarketing Dealer on the Remarketing Date.

      In addition, the MOPPRS may be redeemed at any time at the option of the Operating Partnership, (x) prior to the Remarketing Date with the consent of the Remarketing Dealer and (y) if the Remarketing Dealer has remarketed the MOPPRS, after the Remarketing Date, in all cases, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the MOPPRS being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below).

      "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any MOPPRS, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made (through the Remarketing Date in the case of a Make-Whole Amount with respect to a redemption of MOPPRS prior to the Remarketing Date) determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the MOPPRS being redeemed or accelerated.

      41 EFFECT OF EVENTS OF DEFAULT. If an Event of Default shall occur and be continuing, the principal of this MOPPRS may, and in certain cases shall, be accelerated in the manner and with the effect provided in the Indenture.

      42 DEFEASANCE. The Indenture contains provisions for defeasance of (i) the entire indebtedness of certain Debt Securities or (ii) certain covenants and Events of Default with respect to the Debt Securities, in each case upon compliance with certain conditions set forth therein. Except as otherwise permitted herein and in the Remarketing Agreement, prior to the Remarketing Date, neither the Operating Partnership nor any of its subsidiaries or affiliates shall defease, purchase or otherwise acquire, or enter into any agreement to defease, purchase or otherwise acquire, any of the MOPPRS prior to the remarketing thereof by the Remarketing Dealer; provided, however, that the provisions in Article Fourteen of the Indenture relating to covenant defeasance shall apply to the MOPPRS at all times.

      43 MAINTENANCE IN BOOK-ENTRY FORM. Notwithstanding any provision to the contrary set forth in the Indenture, the Operating Partnership (i) shall use its best efforts to maintain the MOPPRS in book-entry form with DTC or any successor thereto and to appoint a successor depositary to the extent necessary to maintain the MOPPRS in book-entry form, and (ii) waives any discretionary right it otherwise has under the Indenture to cause the MOPPRS to be issued in certificated form.

      44 TAX TREATMENT. Each Holder and Beneficial Owner of this MOPPRS or any interest therein prior to remarketing on the Remarketing Date, by its purchase of this MOPPRS or any interest therein, agrees to treat this MOPPRS as maturing on the Remarketing Date for United States federal income tax purposes.

      45 AMENDMENT AND MODIFICATION. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Debt Securities at any time by the Operating Partnership and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Debt Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, on behalf of the Holders of all such Debt Securities, to waive compliance by the Operating Partnership with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this MOPPRS shall be conclusive and binding upon such Holder and upon all future Holders of this MOPPRS and other MOPPRS issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this MOPPRS.

      46 OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this MOPPRS or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this MOPPRS at the times, places and rate or formula, and in the manner and coin or currency, herein prescribed.

      47 TRANSFER AND EXCHANGE. As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this MOPPRS is registrable in the Security Register of the Operating Partnership upon surrender of this MOPPRS for registration of transfer at the office or agency of the Operating Partnership in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new MOPPRS having the same terms and provisions, of authorized denominations and for the same aggregate principal amount, will be issued by the Operating Partnership to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations therein and herein set forth, this MOPPRS is exchangeable for a like aggregate principal amount of MOPPRS of different authorized denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this MOPPRS for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this MOPPRS be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

      48 GOVERNING LAW. The Indenture and this MOPPRS shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this MOPPRS, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
UNIF GIFT MIN ACT  - ___________ Custodian _____________
                        (Cust)                (minor)
                  under Uniform Gifts to Minors Act
                  ______________________ (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

                            _______________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

__________________________________________________________ this MOPPRS and all rights thereunder hereby irrevocably constituting and appointing

_____________________________________________ Attorney to transfer this MOPPRS on the books of the Trustee, with full power of substitution in the premises.

Dated:_________________                    _____________________________________

                                    ____________________________________________
                                    Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this MOPPRS in every particular, without alteration or enlargement or any change whatsoever.